UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 1 )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN CARESOURCE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN CARESOURCE HOLDINGS, INC.

1170 Peachtree Street, Suite 2350
Atlanta, Georgia 30309

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 6, 2015

The Annual Meeting of Stockholders (the "Annual Meeting") of American CareSource Holdings, Inc. ("American CareSource Holdings" or the "Company") will be held at our offices located at 1170 Peachtree Street, Suite 2350, Atlanta, Georgia 30309, on Wednesday, May 6, 2015, at 10:00 a.m., Eastern Time for the following purposes:

1.	to elect six members to the Board of Directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	to ratify the appointment of McGladrey LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015;

3.	to approve the Amended and Restated American CareSource Holdings, Inc. 2009 Equity Incentive Plan;

4.	to ratify and approve the awards of restricted stock units to the Company’s directors in 2009, 2013 and 2014;

5.	to approve provisions of certain of the Company’s warrants issued on July 30, 2014 and December 4, 2014 that provide for an adjustment of the exercise price upon the happening of certain events; and

6.	to transact such other business as may properly come before the Annual Meeting.

Holders of record of our common stock at the close of business on March 27, 2015 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof.

In addition to the proxy statement and proxy card, a copy of our Annual Report on Form 10-K for the year ended December 31, 2014 is enclosed.

By Order of the Board of Directors,

/s/ Adam S. Winger
Adam S. Winger
Vice President and General Counsel
Atlanta, Georgia
April          , 2015

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THE ENCLOSED
PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE.  TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS FOR VOTING IN THE COMPANY’S PROXY STATEMENT OR PROXY CARD.

TABLE OF CONTENTS

PROXIES AND VOTING PROCEDURES	1

ITEM 1 ELECTION OF DIRECTORS	5

GOVERNANCE OF THE COMPANY	7

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	8

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	9

GOVERNANCE AND NOMINATIONS COMMITTEE OF THE BOARD OF DIRECTORS	9

REPORT OF THE AUDIT COMMITTEE	10

COMMUNICATIONS WITH THE BOARD OF DIRECTORS	10

DIRECTOR COMPENSATION	11

EXECUTIVES AND EXECUTIVE COMPENSATION	13

SUMMARY COMPENSATION TABLE	14

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END	15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20

ITEM 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

ITEM 3 APPROVAL OF THE AMENDED AND RESTATED AMERICAN CARESOURCE HOLDINGS, INC. 2009 EQUITY INCENTIVE PLAN	24

ITEM 4 RATIFICATION AND APPROVAL OF AWARDS OF RESTRICTED STOCK UNITS TO THE COMPANY’S DIRECTORS IN 2009, 2013 AND 2014	30

ITEM 5 APPROVAL OF THE ANTI-DILUTION PROVISIONS OF THE JULY 2014 WARRANTS AND THE DECEMBER 2014 WARRANTS	32

ANNUAL REPORT TO STOCKHOLDERS	34

HOUSEHOLDING OF ANNUAL MEETING MATERIALS	34

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING	34

OTHER MATTERS	34

AMERICAN CARESOURCE HOLDINGS, INC.

1170 Peachtree Street, Suite 2350
Atlanta, Georgia 30309

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS

We are providing these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") of American CareSource Holdings, Inc. ("American CareSource Holdings" or the "Company"), to be held on May 6, 2015, and at any meeting following postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 10:00 a.m., Eastern Time. The Annual Meeting will be held at our offices located at 1170 Peachtree Street, Suite 2350, Atlanta, Georgia 30309.

We are first mailing this proxy statement and proxy card (including voting instructions) on or about April          , 2015 to persons who were stockholders of record at the close of business on March 27, 2015, the record date for the Annual Meeting.

PROXIES AND VOTING PROCEDURES

What Is the Purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote on the following:

•	the election of our Board of Directors;

•	the ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2015;

•	the approval of the Amended and Restated American CareSource Holdings, Inc. 2009 Equity Incentive Plan (the "Amended and Restated 2009 Plan");

•	the ratification and approval of the awards of restricted stock units to the Company’s directors in 2009, 2013 and 2014;

•	the approval of provisions of the Company’s warrants issued on July 30, 2014 and December 4, 2014 that provide for an adjustment of the exercise price upon the happening of certain events; and

•	such other business as may properly come before the Annual Meeting.

Who Can Vote?

You are entitled to notice of the Annual Meeting if you held any shares of common stock of American CareSource Holdings as of the close of business on the record date, March 27, 2015. You are entitled to vote at the Annual Meeting all shares of common stock of American CareSource Holdings that you held as of the close of business on the record date. Each share of common stock is entitled to one vote with respect to each matter properly brought before the Annual Meeting.

As of the record date, March 27, 2015, we had 6,714,431 shares of our common stock issued and outstanding.

In accordance with Delaware law, a list of our stockholders who are entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting and for ten days prior to the Annual Meeting at our offices located at 1170 Peachtree Street, Suite 2350, Atlanta, Georgia 30309. Any inspection of this list prior to the Annual Meeting must be conducted between 9:30 A.M. and 4:30 P.M. (Eastern Time). Please contact Anthony R. Levinson, our Chief Financial Officer, before appearing in person to conduct any inspection prior to the Annual Meeting.

Who Is the Record Holder?

You may own common stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder.

If your shares are registered directly in your name, we are sending these proxy materials directly to you. If the record holder of your shares is a nominee, you will receive proxy materials from such nominee.

How Do I Vote?

Record Holders

•	By Internet. You may vote your shares by using the Internet by visiting the following website: www.proxyvote.com.

•	By Telephone. You may vote by telephone by calling 1-800-690-6903.

•	By Mail. If you choose to vote by mail, mark your proxy card, date and sign it, and return it as soon as possible in the postage-paid envelope provided.

•	By attending the Annual Meeting. If you attend the Annual Meeting, you can vote your shares in person.

Please use only one of the three ways to vote. Please follow the directions on your proxy card carefully. If you hold shares in the name of a broker, bank or other nominee, your ability to vote those shares by Internet or telephone depends on the voting procedures used by your nominee, as explained below.

Stock Held by Brokers. Banks and other Nominees:

•	If your common stock is held by a broker, bank or other nominee, such nominee will provide you with instructions that you must follow in order to have your shares voted.

•	If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of common stock on March 27, 2015.

Directions to our offices can be obtained by calling our office at (404) 465-1000.

Are proxy materials available on the Internet?

Yes. Please see the notice below:

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 6, 2015:
Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2014 are available on the following Web site:
www.proxyvote.com

How Many Shares Must Be Represented In Order to Transact Business at the Annual Meeting?

A quorum is the number of shares that must be represented, in person or by proxy, in order to transact business at the Annual Meeting. We will have a quorum and be able to conduct business at the Annual Meeting if a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy. Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present for purposes of determining whether a quorum is present.

What is a Broker Non-Vote?

Under the rules that govern nominees who have record ownership of shares that are held in "street name" for account holders (who are the beneficial owners of the shares), nominees typically have the discretion to vote such shares on routine matters but not on non-routine matters. If a nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a "broker non-vote" occurs.

How Many Votes Are Required to Approve a Proposal?

(i)           If a quorum is present, the vote of a plurality of votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors is required to elect directors. Thus, a nominee for director may be elected even if the nominee receives less than a majority of the shares represented at the meeting. Proxies cannot be voted for a greater number of nominees than are named in this proxy statement.

(ii)          If a quorum is present, the vote of a majority of the votes cast is required to ratify the selection of our independent registered public accounting firm, to approve the Amended and Restated 2009 Plan, to ratify and approve the awards of restricted stock units to the Company’s directors in 2009, 2013 and 2014, and to approve provisions of certain of the Company’s warrants issued on July 30, 2014 and December 4, 2014 that provide for an adjustment of the exercise price upon the happening of certain events.

How Will The Shares Represented By My Executed Proxy Card Be Voted?

All shares entitled to vote and represented by properly completed and returned proxy cards that are not revoked will be voted in accordance with the instructions provided on the proxy cards, over the Internet or by telephone. If you do not specify how you wish your shares to be voted, your shares represented by that proxy card will be voted "FOR" all nominees for director, "FOR" the ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the year ending December 31, 2015, "FOR" approval of the Amended and Restated 2009 Plan, “FOR” the ratification and approval of the awards of restricted stock units to the Company’s directors in 2009, 2013 and 2014, and “FOR” the approval of provisions of certain of the Company’s warrants issued on July 30, 2014 and December 4, 2014 that provide for an adjustment of the exercise price upon the happening of certain events. In addition, in their discretion the persons designated as proxies will vote upon such other business as may properly come before the Annual Meeting.  This is subject to the "broker non-vote" limitation described below.

How Are Abstentions and Broker Non-Votes Counted?

Shares not voted as a result of a marked abstention will not have any effect on the outcome of the vote to elect directors, ratify the appointment of McGladrey LLP as our independent registered public accounting firm, to approve the Amended and Restated 2009 Plan, to ratify and approve the awards of restricted stock units to the Company’s directors in 2009, 2013 and 2014, or to approve provisions of certain of the Company’s warrants issued on July 30, 2014 and December 4, 2014 that provide for an adjustment of the exercise price upon the happening of certain events.

Broker non-votes will have no effect on the outcome of the vote to elect directors, to approve the Amended and Restated 2009 Plan, to ratify and approve the awards of restricted stock units to the Company’s directors in 2009, 2013 and 2014, or to approve provisions of certain of the Company’s warrants issued on July 30, 2014 and December 4, 2014 that provide for an adjustment of the exercise price upon the happening of certain events, because such items are non-routine matters. The ratification of the selection of our independent registered public accounting firm is a routine matter and nominees will have the authority to vote on such matter even if the account holder does not provide voting instructions.

How Can I Revoke My Proxy or Change My Vote?

You can revoke your proxy prior to the close of voting at the Annual Meeting by:

•	Sending written notice of revocation to our Secretary at our executive offices;

•	Sending a signed proxy card bearing a later date to our Secretary;

•	Cast a new vote by the Internet or by telephone not later than 11:59 p.m., Eastern Time, on May 5, 2015; or

•	If you attend the Annual Meeting in person, by either giving notice of revocation to the Inspector(s) of Election at the Annual Meeting or by voting in person.

Who Will Pay the Expenses of Proxy Distribution?

We will pay the expenses for the preparation of the proxy materials and the solicitation of proxies. Our directors, officers or employees may solicit proxies on our behalf in person or by telephone, e-mail, facsimile or other electronic means. These directors, officers and employees will not receive additional compensation for such services. In accordance with the regulations of the United States Securities and Exchange Commission (the "SEC"), we may reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock.

ITEM 1

ELECTION OF DIRECTORS

We currently have six members on our Board of Directors. We are nominating all six of the incumbent directors for re-election at the Annual Meeting. If elected, each nominee will serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified, or until the earliest of his death, resignation, retirement or removal. Each nominee has indicated to the Company that he will serve if elected. We do not anticipate that any nominee will be unable to stand for election, but, if that happens, your proxy will be voted in favor of another person nominated by the Board of Directors. Biographical information regarding each nominee follows. The age of each nominee is as of the date of this proxy statement.

The following table identifies the directors nominated for election at the Annual Meeting.

Name	Age	Position
Edward B. Berger	86	Current Director and Nominee
Geoffrey E. Harris	53	Current Director and Nominee
Matthew P. Kinley	47	Current Director and Nominee
Mark C. Oman	60	Current Director and Nominee
John Pappajohn	86	Current Director and Nominee
Richard W. Turner, Ph.D.	68	Current Director and Nominee

There are no familial relationships among our directors or executive officers.

Edward B. Berger. Mr. Berger has served as a director of the Company since March 2006 and as Non-Executive Chairman or Executive Chairman of the Board from March 2007 until December 2008. Mr. Berger, for the past 28 years, has been President of Berger Equities, Inc., a real estate investment firm owned by Mr. Berger and his spouse. Mr. Berger served several years as an independent director on the board of ConMed Healthcare Management, Inc., a public company providing correctional facility healthcare services, and was chairman of its audit committee. In addition, Mr. Berger, has served on a number of other public company boards including Patient InfoSystems, Inc. (now CareGuide, Inc.), Healthcare Acquisition Corp. (now PharmaAthene, Inc.), and Card Systems Solutions, Inc. Mr. Berger has extensive experience in the healthcare industry, having served as past President and CEO of Palo Verde Hospital, past President and member of the Board of Trustees of Kino Community Hospital, and past member of the Long Range Planning Committee of Tucson Medical Center, all in Tucson, Arizona.  Mr. Berger received a Juris Doctorate from New York Law School and a Master’s Degree in Education as well as a Bachelor of Arts Degree in History and English from the University of Arizona. Mr. Berger was an Adjunct Professor in Political Science at Pima Community College, recent past Chairman of the Desert Angels Inc., an angel investing group, and retired as Chairman of the MBA Advisory Council, Eller Graduate School of Management, at the University of Arizona. The Board of Directors selected Mr. Berger to serve as a director because of his extensive experience in the healthcare industry and his service as chief executive officer for several companies. Mr. Berger provides critical insight into the areas of corporate governance.

Geoffrey E. Harris. Mr. Harris has served as a director of the Company since July 2014. Mr. Harris is the Managing Partner at C7 Advisors LLC, a money management and healthcare advisory firm, and has served in that capacity since June 2014. Mr. Harris was co-head of the healthcare investment banking group at Cantor Fitzgerald from October 2011 until April 2014, where he executed financing and M&A transactions for biotechnology, life sciences, healthcare services, data analytics, and medical device companies. Mr. Harris served in a similar role at Gleacher and Company from 2009-2011. Mr. Harris was a buy-side hedge fund analyst and portfolio manager for Jefferies Asset Management from 2007-2008 and for Sirios Capital Management from 2002-2007. Mr. Harris served as a sell-side healthcare research analyst at UBS from 1999-2002 and at Smith Barney from 1991-1999. A Charted Financial Analyst for 26 years, Mr. Harris received his MBA from the MIT Sloan School of Management.  The Board of Directors selected Mr. Harris to serve as a director because of his transactional experience in the healthcare industry and his leadership experience.

Matthew P. Kinley. Mr. Kinley has served as a director of the Company since December 2011. Since 1995, Mr. Kinley has served as Senior Vice President of Equity Dynamics, Inc., a financial consulting firm, and Pappajohn Capital Resources, a venture capital firm, both owned by our director and principal stockholder Mr. Pappajohn. Mr. Kinley has been involved in the financing and development of more than 40 companies with Mr. Pappajohn in the past 19 years. Mr. Kinley served as President and as a director of Healthcare Acquisition Corp. (AMEX: HAQ) from April 2005 through August 2007. From 1990 through 1995, Mr. Kinley was manager and held various positions at KPMG, LLP, working on tax, audit and merger and acquisition issues. Mr. Kinley received his B.A. in Business, with highest honors, from the University of Northern Iowa in May 1990. The Board of Directors selected Mr. Kinley to serve as a director because of his experience in finance and accounting.

Mark C. Oman. Mr. Oman has served as a director of the Company since May 2013. Mr. Oman retired from Wells Fargo & Company in December 2011, after serving it or its predecessors since 1979. At Wells Fargo Bank N.A., he held numerous positions, including senior executive vice president (home and consumer finance) from 2005 until his retirement and group executive vice president (home and consumer finance) from 2002 to 2005, with responsibility for multiple business units. Mr. Oman was a director at Wells Fargo Bank, N.A. from 2003 to August 2011. Mr. Oman also served as a director and the chief executive officer of Wachovia Preferred Funding Corp. from 2009 to 2011. Prior to joining Wells Fargo, Mr. Oman worked for Deloitte, Haskins & Sells. Mr. Oman received his B.A. in accounting, with highest honors, from the University of Northern Iowa. He is currently involved with several private ventures and, since March 2013, is a director and member of the Compensation Committee of First American Financial Corporation (NYSE: FAF). The Board of Directors selected Mr. Oman to serve as a director because of his extensive experience as a senior executive, and his deep knowledge of financial and accounting matters.

John Pappajohn. Mr. Pappajohn has served as a director of the Company since November 2004. Since 1969, Mr. Pappajohn has been the President and sole owner of Pappajohn Capital Resources, a venture capital firm, and President and sole owner of Equity Dynamics, Inc., a financial consulting firm, both located in Des Moines, Iowa. He serves as a director on the boards of the following public companies: Cancer Genetics, Inc. a company that provides diagnostic products and services to the cancer market, since November 2009; and CNS Response, Inc., a company who uses EEG-generated biomarkers for use in personalized medicine in psychiatry, since August 2009. Mr. Pappajohn was chosen to serve as a director of the Company because of his unparalleled experience serving as a director of more than 40 public companies and the substantial insight he has gained into the life sciences and healthcare industries by actively investing in the industry for more than 40 years, and by founding and supporting several public healthcare companies.

The biography of Dr. Turner appears in "Executives and Executive Compensation - Executive Officers."

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
THE ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED ABOVE.

GOVERNANCE OF THE COMPANY

Pursuant to the Delaware General Corporation Law and the Company's Bylaws, our business, property and affairs are managed by or under the direction of our Board of Directors. Members of the Board of Directors are kept informed of the Company's business through discussions with senior management and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

We currently have six members on our Board of Directors. We are nominating all six of the incumbent directors for re-election at the Annual Meeting.

The Board of Directors of the Company has a standing Audit Committee, Compensation Committee and Governance and Nominations Committee.

During 2014, the Board of Directors held seven meetings, the Audit Committee held five meetings, the Compensation Committee held four meetings and the Governance and Nominations Committee held one meeting. During 2014, each of the directors each attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the committees of which he was a member held during such director's period of service. The Company does not have a policy with regard to Board members' attendance at annual meetings of stockholders. All of the Board members at the time attended the 2014 Annual Meeting.

We have a Code of Business Conduct and Ethics (the "Code of Conduct") that applies to all directors, officers and employees, which can be found at the Company's web site, www.americancaresource.com. All of our directors, officers and employees are expected to be familiar with the Code of Conduct and to adhere to those principles and procedures set forth in the Code of Conduct that apply to them. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of either the SEC or The NASDAQ Stock Market, Inc. ("NASDAQ") on the Company's web site.

The Company's Board of Directors has adopted Charters for the Audit Committee, Compensation Committee, and Governance and Nominations Committee of the Board of Directors. These documents can be found at the Company's web site, www.americancaresource.com.

A stockholder can also obtain a printed copy of any of the materials referred to above by contacting the Company at the following address:

American CareSource Holdings, Inc.
1170 Peachtree Street, Suite 2350
Atlanta, Georgia 30309
Attention: Investor Relations
Telephone: (404) 465-1000

Board Leadership Structure

Dr. Turner serves as both Chief Executive Officer and Chairman of the Board of Directors. The Company does not have a lead independent director. As of the date of this proxy statement, we believe that the leadership structure of our Board of Directors has permitted the Board to fulfill its duties effectively and efficiently and is appropriate given the Company’s size, scope and financial condition. Our Board believes that this leadership structure provides the most efficient and effective leadership model for the Company at this time by enhancing the ability of the Chairman and Chief Executive Officer to provide clear insight and direction of business strategies and plans to both the Board and management.

Board Oversight of Risk Management

The Board of Directors believes that overseeing how management manages the various risks we face is one of its most important responsibilities to the Company's stakeholders. The Board believes that, in light of the interrelated nature of the Company's risks, oversight of risk management is ultimately the responsibility of the full Board. In carrying out this critical responsibility, the Board meets multiple times annually with key members of management with primary responsibility for management of risk in their respective areas of responsibility and also receives regular reports on aspects of our risk management from senior representatives of our independent registered public accounting firm, which are immediately communicated to management.

Director Independence

We use the definition of "independence" set forth in Rule 5605(a)(2) of the NASDAQ Listing Rules, as applicable and as may be modified or supplemented from time to time and the interpretations thereunder, to determine if the members of our Board of Directors are independent. In making this determination, our Board of Directors considers, among other things, relationships between each director and the Company, including those reported in this proxy statement under the caption "Certain Relationships and Related Transactions." The purpose of this review is to determine whether any such relationships would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As a result of this review, our Board affirmatively determined, based on its understanding of such relationships, that the majority of the members of our current Board of Directors, namely Messrs. Berger, Harris, Kinley and Oman, are independent directors.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The members of our Audit Committee are Mark Oman (Chair), Edward B. Berger and Matthew Kinley.

The purpose of the Audit Committee is to assist the Board of Directors' oversight of the Company's accounting and financial reporting processes and the audits of the Company's financial statements.  Each of the directors who serves on the Audit Committee is "independent" within the meaning of the NASDAQ Listing Rules and Rule 10A-3(b) under the Securities Exchange Act of 1934. That is, the Board of Directors has determined that none of Mark Oman, Matthew Kinley or Edward Berger has a relationship with the Company that may interfere with his independence from the Company and its management. The Board of Directors has designated Mr. Oman as the "Audit Committee financial expert" within the meaning of Item 407(d)(5) of Regulation S-K under the Securities Exchange Act of 1934.

Under its charter, the Audit Committee’s responsibilities include:

•	appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditors;

•	setting the compensation of the independent auditors;

•
reviewing and discussing with our management and our independent auditors our audited consolidated financial statements and considering whether the committee will recommend to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K;

•
discussing generally the types of information to be disclosed in our earnings press releases, as well as in financial information and earnings guidance provided to analysts, rating agencies and others;

•
reviewing with our management and our independent auditors our quarterly financial statements, including our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•
discussing with the independent auditors the adequacy and effectiveness of the accounting and financial controls of the Company, and considering any recommendations for improvement of such internal controls and procedures;

•
establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	reviewing and approving all “related party transactions” on an ongoing basis; and

•	preparing an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The members of our Compensation Committee are Edward Berger (Chair), Mark Oman and Matthew Kinley.

Our Compensation Committee makes regular reports to the full Board of Directors. No less frequently than annually, the Committee reviews its Charter to re-assess its adequacy and recommend any suggested changes to the Board for approval. Under its Charter, our Compensation Committee's responsibilities include:

•	evaluation of the performance of our Chief Executive Officer and determination of his compensation based upon his performance;

•	review and make recommendations to the Board of Directors or approve the compensation of our executive officers and employment contracts for executive officers;

•	if requested by the Board of Directors, review and approve all grants and awards under our equity-based compensation plans; and

•	review and approve changes to the Company’s health and welfare plans that involve a material change in costs or benefit levels.

The Compensation Committee consults with the Chief Executive Officer as it deems appropriate and may invite the Chief Executive Officer to attend meetings of the Compensation Committee, provided that he does not participate in any deliberations or decision-making by the Compensation Committee establishing goals and objectives for the Chief Executive Officer, evaluating the performance of the Chief Executive Officer or fixing the compensation or recommendation of equity grants for the Chief Executive Officer.

GOVERNANCE AND NOMINATIONS COMMITTEE OF THE BOARD OF DIRECTORS

The members of our Governance and Nominations Committee are Edward Berger, Mark Oman and Geoffrey E. Harris (Chair).

Our Board of Directors and the Governance and Nominations Committee regularly evaluate the Company's approach to corporate governance in light of changing regulatory requirements and evolving best practices.

The Governance and Nominations Committee makes regular reports to the Board of Directors. The Committee, from time to time, reviews its Charter to re-assess its adequacy and recommend any suggested changes to the Board for approval. Under its Charter, the Governance and Nominations Committee's responsibilities with respect to Board and Committee membership, Board evaluation, and succession planning include:

•	recommending to the Board of Directors nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board of Directors;

•	reviewing with the Board of Directors, on a periodic basis, the requisite skills and criteria for board candidates and the composition of the Board of Directors as a whole;

•
retaining, as it determines necessary, search firms to assist in identifying board candidates, approving the terms of the search firm’s engagement, and causing the Company to pay the engaged search firm’s engagement fee;

•	recommending to the Board of Directors on an annual basis the directors to be appointed to each committee of the Board of Directors;

•	overseeing an annual self-evaluation of the Board of Directors and its committees to determine whether it and its committees are functioning effectively; and

•	presenting an annual report to the Board of Directors on succession planning, including transitional leadership of the Board of Directors in the event of unplanned vacancies.

REPORT OF THE AUDIT COMMITTEE

In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended December 31, 2014 (“Annual Report”), the Audit Committee:

•	reviewed and discussed the audited consolidated financial statements with the Company's management and the independent registered public accounting firms in separate sessions;

•
discussed with McGladrey LLP, the Company's independent registered public accounting firms, the matters required to be discussed by Auditing Standard No. 16, "Communications with Audit Committees," as modified or supplemented, issued by the Public Company Accounting Oversight Board ("PCAOB");

•
received the written disclosures and the letter from McGladrey LLP required by PCAOB Rule 3526, "Independence Discussions with Audit Committees," as modified or supplemented, and discussed with McGladrey LLP the independence of McGladrey LLP; and

•
had private sessions, at each of its meetings in person or telephonically, with the Company's independent registered public accounting firm and, separately, with the Company's financial management team, at which candid discussions of financial management, accounting and internal control issues took place.

Management has reviewed the audited consolidated financial statements in the Annual Report with the Audit Committee, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America.

Based on the review and discussions referred to above, among other things, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report.

Audit Committee

Mark Oman (Chairman)
Edward B. Berger
Matthew Kinley

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Company encourages its stockholders to communicate with the Board of Directors. The Board of Directors does not believe a formal process for stockholders to send communications to the Board of Directors is necessary because all stockholder communications will be circulated to all members of the Board and the Board does not screen stockholder communications. All such communications should be directed to our Chairman of the Board, who, in turn, will circulate the communications to the remaining members of the Board of Directors.

DIRECTOR COMPENSATION

The following table sets forth the cash and non-cash compensation of our directors for year ended December 31, 2014. In the paragraph following the table and footnotes, we describe our standard compensation arrangement for service on the Board of Directors and committees of our Board of Directors.

Name(1)	Fees Earned or Paid in Cash ($)		Stock Awards(2) ($)	Total ($)

Geoffrey E. Harris(3)	$—		$34,800	$34,800

Matthew P. Kinley(4)	—		34,900	34,900

John Pappajohn(5)	—		34,900	34,900

Edward B. Berger(6)	—		34,900	34,900

Mark C. Oman(7)	5,000	(8)	34,900	34,900

(1)
Compensation for Dr. Turner, the Chairman of our Board of Directors and our Chief Executive Officer, for his service as a director for the year ended December 31, 2014 is included in the Summary Compensation Table.

(2)	Represents the aggregate grant date fair value awarded in 2014 and calculated in accordance with ASC 718.
(3)	The aggregate number of restricted stock units outstanding at December 31, 2014 for Mr. Harris is 10,000.
(4)	The aggregate number of options and restricted stock units outstanding at December 31, 2014 for Mr. Kinley is 12,705 and 20,000, respectively.
(5)	The aggregate number of options and restricted stock units outstanding at December 31, 2014 for Mr. Pappajohn is 27,077 and 20,220, respectively.
(6)	The aggregate number of options and restricted stock units outstanding at December 31, 2014 for Mr. Berger is 103,332 and 20,220, respectively.
(7)	The aggregate number of restricted stock units outstanding at December 31, 2014 for Mr. Oman is 20,000.
(8)	Mr. Oman earned $5,000 for his service as the Chairman of the Audit Committee.

Our current director compensation program was adopted in 2013 and provides that each of our directors is to be awarded 10,000 restricted stock units upon initial election to our Board of Directors and on the date of each annual meeting of stockholders and the Chairman of our Audit Committee is to receive an annual cash retainer in the amount of $5,000.  When adopted, the program also provided for an annual cash fee of $170,000 for our Chairman of the Board, who was not serving as our Chief Executive Officer.  Pursuant to that program, on June 3, 2014 each of our non-employee directors was awarded 10,000 restricted stock units and Mr. Oman, the Chairman of our Audit Committee, was entitled to $5,000 in 2014.  Our Chairman of the Board was chosen as our Chief Executive officer on June 3, 2014, at which time his annual cash fee for serving as Chairman of the Board was discontinued.  When this program was adopted, the restricted stock units were to be awarded, and our common stock to be issued upon vesting of the restricted stock units was to be issued, under our 2009 Plan (as defined below).  However, we determined in the latter half of 2014 that awarding restricted stock units to our directors and issuing our common stock upon vesting would not be in compliance with our 2009 Plan.  Because of such noncompliance, issuance of our common stock upon vesting of the restricted stock units has not been approved by our stockholders and, accordingly, would not be in compliance with the NASDAQ Listing Rules.  Our Board of Directors has determined that no shares will be issued upon vesting of the restricted stock units awarded in 2014 or the restricted stock units awarded under that program in 2013, and no additional shares issued upon vesting of restricted stock units awarded in 2009 under a prior director compensation program, unless such awards are ratified and approved by stockholders and our 2009 Plan is amended to permit the award of restricted stock units to directors.  The Board of Directors has also determined that no additional awards of restricted stock units will be made to our directors unless our 2009 Plan is amended to permit such awards.  See “ITEM 3 – APPROVAL OF THE AMENDED AND RESTATED AMERICAN CARESOURCE HOLDINGS, INC. 2009 EQUITY INCENTIVE PLAN” and “ITEM 4 – RATIFICATION AND APPROVAL OF THE AWARDS OF RESTRICTED STOCK UNITS TO THE COMPANY’S DIRECTORS IN 2009, 2013 AND 2014.”

EXECUTIVES AND EXECUTIVE COMPENSATION

Executive Officers

Our executive officers are not appointed for fixed terms. The following are biographical summaries of our current executive officers:

Richard W. Turner, Ph.D., 68.  Dr. Turner has served as a director of the Company since June 2011, as Chairman of the Board of Directors since May 2013 and as Chief Executive Officer since April 2014. Dr. Turner served as the Chief Executive Officer and the Chairman of the Board of Directors of Conmed Healthcare Management, Inc., a public company providing healthcare services to county and municipal detention centers, from 2007 until 2012, when it merged with and into a wholly-owned subsidiary of Correct Care Solutions, LLC. Prior to consulting for Conmed's predecessor in interest in May 2006, Dr. Turner served as President and Chief Executive Officer of EyeTel Imaging, Inc., from January 2004 to May 2006. Prior to January 2004, Dr. Turner served as President and Chief Executive Officer of BEI Medical Systems Company, Inc., a company engaged in the development and marketing of a minimally invasive endometrial ablation system. BEI Medical was sold to Boston Scientific Corp. for approximately $95 million in 2002. Since February 2013, Dr. Turner has been serving as a member of the Board of Directors of CNS Response, Inc., a publicly-traded company. Dr. Turner graduated from Old Dominion University with a Bachelor of Science degree, earned his M.B.A. from Pepperdine University and earned his Ph.D. from Berne University. The Board of Directors selected Dr. Turner to serve as a director because of his leadership experience, having served as executive officer to many companies in the healthcare and medical field.

Anthony R. Levinson, 57.  Mr. Levinson joined the Company in January 2015 as our Chief Financial Officer. Prior to joining the Company, Mr. Levinson was a financial consultant assisting growth companies from March 2013 to December 2014.  From 2005 to 2013, Mr. Levinson served as the Chief Financial Officer of Stratose, Inc. a healthcare cost containment company.  From 1993 to 2005, Mr. Levinson served as the Chief Financial Officer and Chief Operating Officer of Automobile Protection Corporation, an administrator of vehicle service contracts and other automotive insurance products.  Mr. Levinson started his career with PricewaterhouseCoopers where he spent 14 years working in the assurance and consulting practices.  Mr. Levinson is a licensed Certified Public Accountant in the State of Georgia and holds Bachelor of Commerce and Accounting degrees from the University of the Witwatersrand, Johannesburg, South Africa.

James A. Honn, 48. Mr. Honn joined the Company in June 2013 as our Chief information Officer and is primarily responsible for development and execution of the Company's information technology strategy. Mr. Honn has over 25 years of information technology experience. Before joining the Company, from December 2012 through April 2013, Mr. Honn served as Senior Vice President & COO for Logic Healthcare, a healthcare IT staffing and consulting firm. From February 2011 through December 2012, Mr. Honn was Vice President of Management Consulting for maxiT Healthcare. From September, 2008 to February 2011, he was with CTGHS, where he provided operational and business development oversight to CTGHS's Emerging Healthcare Markets and Strategic Sourcing business units. Mr. Honn earned a Bachelor of Science Degree in Management from National-Louis University and a Master of Science in Management from Southern Methodist University.

M. Cornelia Outten, 55.  Ms. Outten joined the Company as Vice President of Managed Care in February 2008 and was appointed to Vice President of Strategic Development in October 2012. Prior to joining the Company, Ms. Outten served as Senior Vice President, Provider Networks for Interplan Health Group, a national healthcare management company. From 2002 to 2004, she was Executive Vice President and Chief Operating Officer of JBC Healthcare Partners, LLC, a regional PPO retiree medical program in San Diego, California. Ms. Outten has previously held healthcare management positions for hospital systems, including HCA Healthcare and Greenville Hospital System, and brings nearly 25 years healthcare industry experience to the Company. She graduated from Salem College with a Bachelor of Arts Degree in Sociology and Economics and earned a Masters in Health Administration, with a concentration on Fiscal Management, from Tulane University.

Adam S. Winger, 33.  Mr. Winger joined the Company in 2014 as our General Counsel and Vice President of Acquisitions and served as our Interim Chief Financial Officer from December 31, 2014 until January 21, 2015.  Prior to joining the Company, from July 2010 to May 2014, Mr. Winger was an associate at Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C., a full-service law firm.  From August 2005 to May 2009, Mr. Winger was an associate at KPMG Forensic LLP, the forensic accounting division of KPMG LLC, an audit, tax and advisory firm.  Mr. Winger, a licensed attorney and Certified Public Account (license currently inactive), graduated from the University of Texas with his Bachelor of Business Administration and Masters of Professional Accounting, earned his law degree from Georgia State College of Law, and later earned a Masters of Law (taxation) from New York University.

SUMMARY COMPENSATION TABLE

The following table and footnotes set forth information, for the years ended December 31, 2014 and 2013, concerning the compensation awarded to, earned by or paid to: (i) all individuals serving as our principal executive officer or acting in a similar capacity during the year ended December 31, 2014, and (ii) the two most highly compensated executive officers, other than the principal executive officer, who received compensation in excess of $100,000 during the year ended December 31, 2014 and were serving as executive officers at December 31, 2014 (collectively referred to as the "Named Executive Officers" throughout this proxy statement).

		Salary(1)	Option Award(2)	Stock Award(2)	All Other Compensation		Total
Name and Principal Position	Year	($)	($)	($)	($)		($)

Richard W. Turner	2014	$158,500	$864,526	$95,000	$95,942	(3)	$1,213,968
Chief Executive Officer	2013	—	—	—	—		—

Matthew D. Thompson	2014	$233,248	$12,296	$17,450	$10,287		$273,281
Former Chief Financial Officer	2013	$220,000	$20,681	$398	$9,474		$250,553

M. Cornelia Outten	2014	$196,067	$12,296	—	$7,420		$215,783
Vice President of Managed Care	2013	$195,700	$35,349	$1,098	$8,350		$240,497

James A. Honn	2014	$183,333	$29,419	—	$2,445		$215,197
Chief Information Officer	2013	$112,500	—	—	—		$122,500

(1) Includes amounts deferred pursuant to salary reduction arrangements under the Company’s 401(k) Profit Sharing Plan.
(2) The amount reflected in the table represents grant date fair value of equity incentive awards granted and calculated in accordance with FASB ASC Topic 718 (formerly FAS 123R), or ASC 718. For additional information on the valuation assumptions refer to Note 8, “Stock Based Compensation” our financial statements in our Form 10-K for the year ended December 31, 2013, as filed with the SEC. This fair value does not represent cash received by the executive in the year reported, but potential earnings contingent on the Company’s future performance. Stock option and restricted stock unit grants are designed to provide long-term (up to ten years) incentives and rewards linked directly to the price of our common stock. The options granted to the executive officers in 2014 vest over a five-year period, have exercise prices ranging from $1.80 and $2.88, are subject to customary anti-dilution adjustments and expire in 2024.
(3) Includes director fees earned by Dr. Turner in 2014 prior to his being chosen by our Board of Directors to serve as our Chief Executive Officer of $56,667 and 10,000 restricted stock units having an aggregate grant date fair value of $34,900 calculated in accordance with ASC 718.

Some of our executive officers may be entitled to receive certain benefits in the event of the termination of their employment or a change of control of the Company. These arrangements are described in more detail below under the heading "Compensation Arrangements."

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information relating to equity awards for each Named Executive Officer outstanding on December 31, 2014. The table does not give effect to grants of options that occurred after December 31, 2014.

	Option Awards					Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of units of stock that have not vested	Market Value of units of stock that have not vested ($)
Richard W. Turner	2,145	1,188	(1)	$1.83	9/26/2021	—	—
	79,167	20,833	(2)	$1.99	5/30/2023	—	—
	—	—		—	—	2,083	$6,041
	—	350,000	(3)	$1.90	4/28/2024	—	—
	—	—		—	—	38,892	$112,787
Matthew D. Thompson(4)	16,666	—		$12.60	5/5/2018	—	—
	21,332	5,334	(4)	$6.12	4/9/2020	—	—
	7,500	7,500	(4)	$1.43	12/31/2022	—	—
	3,446	13,784	(4)	$1.75	9/12/2023	—	—
	—	10,000	(4)	$1.80	1/14/2024	—	—
	—	—		—	—	5,000	$14,500
M. Cornelia Outten	45,000	—		$8.04	2/12/2018	—	—
	15,000	—		$9.87	3/26/2018	—	—
	22,664	5,669	(6)	$6.12	4/9/2020	—	—
	7,500	7,500	(5)	$1.43	12/31/2022	—	—
	5,890	23,560	(7)	$1.75	9/12/2023	—	—
	—	10,000	(8)	$1.80	1/14/2024	—	—
James A. Honn	3,400	13,600	(9)	$1.94	6/3/2023	—	—
	—	10,000	(10)	$1.80	1/14/2024	—	—
	—	10,000	(11)	$2.88	11/5/2024	—	—

(1)	These options vest in equal monthly installments over the 21 months beginning January 2015.
(2)	These options vest in equal monthly installments over the five months beginning January 2015.
(3)	One-fifth of these options vest on April 28, 2015, and the remaining four-fifths vest in equal monthly installments over the following 48 months.
(4)
As of December 31, 2014, Mr. Thompson resigned and entered into a consulting agreement. If he or the Company cancels his consulting agreement, all unvested options and restricted stock units immediately vest and become exercisable.

(5)	One-half of these options vest on each of December 31, 2015 and 2016.
(6)	These options vest on April 9, 2015.
(7)	These options vest in equal annual installments beginning September 12, 2015.
(8)	These options vest in equal annual installments beginning January 14, 2015.
(9)	These options vest in equal annual installments beginning June 3, 2015.
(10)	These options vest in equal annual installments beginning January 14, 2015.
(11)	One-fifth of these options vest on November 5, 2015, and the remaining four-fifths vest in equal monthly installments over the following 48 months.

2005 Stock Option Plan

The 2005 Stock Option Plan (the “2005 Plan”), which was adopted by the Board of Directors on January 17, 2005 and approved by our stockholders at the Special Meeting of Stockholders held on January 17, 2005, permits the granting of stock options to our key employees, consultants, advisors and directors.

2009 Equity Incentive Plan

On March 10, 2009, the Board adopted the American CareSource Holdings, Inc. 2009 Equity Incentive Plan, which was approved at the 2009 annual stockholder meeting and became effective as of March 10, 2009. Stockholders approved an amendment to the 2009 Plan at the 2014 annual stockholder meeting to increase the number of shares available for grants under the 2009 Plan and to add a change of control provision.  When used in this proxy statement in relation to periods prior to the adoption of the 2014 amendment, the term “2009 Plan” refers to the original, non-amended American CareSource Holdings, Inc. 2009 Equity Incentive Plan.  When used in relation to periods after the adoption of the 2014 amendment, the term “2009 Plan” refers to the American CareSource Holdings, Inc. 2009 Equity Incentive Plan, as amended in 2014.

At the Annual Meeting, we are asking stockholders to approve the amendment and restatement of the 2009 Plan (the “Amended and Restated 2009 Plan”).  A description of the Amended and Restated 2009 Plan is contained under the heading "ITEM 3 – APPROVAL OF THE AMENDED AND RESTATED AMERICAN CARESOURCE HOLDINGS, INC. 2009 EQUITY INCENTIVE PLAN." Additionally, a copy of the Amended and Restated 2009 Plan, as proposed, is attached hereto as Appendix A.

401(k) Profit Sharing Plan

Since August 1, 2007, the Company has offered a 401(k) Profit Sharing Plan to its employees. All full-time, permanent employees are eligible to participate in the 401(k) Profit Sharing Plan. During the year ended December 31, 2014, the Company contributed approximately $100,000 to the 401(k) Profit Sharing Plan. The Company's executive officers are eligible to participate in the 401(k) Profit Sharing Plan on the same basis as its other employees. Commencing in April 2008, the Company matched contributions to the account of each participating employee equal to 50% of the first 4% of salary contributed by an employee to his or her 401(k) account during a plan year. Beginning in 2009, the Company commenced matching 100% of the first 1% and 50% of the next 5% of salary contributed by each employee.

Compensation Arrangements

Employment Agreements with Named Executive Officers

Richard W. Turner, Ph. D.

We are a party to an employment agreement dated April 28, 2014 with Dr. Turner, our current Chief Executive Officer, which has an initial one-year term with automatic one-year renewal periods.  Dr. Turner was chosen by our Board of Directors to serve as our Chief Executive Officer on June 3, 2014.  Dr. Turner’s annual salary is fixed at $300,000, or such greater amount as determined by our Board of Directors.  Under the terms of his employment agreement, Dr. Turner is eligible to receive awards under our equity incentive plans.  In accordance with his employment agreement, on April 28, 2014, Dr. Turner was granted an incentive stock option to purchase 350,000 shares of our common stock and was awarded 50,000 restricted stock units.  Dr. Turner is also eligible to participate in all employee benefit plans from time to time in effect for either the Company’s other senior executives or the Company’s personnel generally.  The employment agreement also provides that Dr. Turner will be reimbursed by the Company for all reasonable expenses including the cost of travel for business and travel between the Company’s office and Dr. Turner’s residences, as well as certain technology use and business meals and entertainment expenses incurred by Dr. Turner in the furtherance of the Company’s business.

The employment agreement also provides that in the event of a “Change of Control” of the Company, he will be entitled to a lump sum equal to the sum of his then base compensation plus an amount equal to the prior year bonus, as well as health insurance benefits for a total of 12 months following such event.  In addition, in the event of any termination, Dr. Turner will be entitled to receive from the Company: (i) any base salary earned but not paid through the date of termination; (ii) bonuses earned as previously communicated by the Company; (iii) any amounts owing for reimbursement of expenses properly incurred by Dr. Turner prior to the date of termination and which are reimbursable in accordance with the employment agreement; and (iv) health insurance benefits for six months following the termination.  In the event that Dr. Turner’s employment is terminated other than for cause, Dr. Turner or his estate, as applicable, will be entitled to continued pay at his then base compensation for a period of six months after such termination.  The employment agreement provides that Dr. Turner is subject to covenants not to compete and not to solicit customers or employees for the 12 months immediately following his termination for any reason.

Dr. Turner is eligible annually for a bonus. The amount of the bonus, if any, is to be determined by our Board of Directors in its discretion, based on its reasonable assessment of Dr. Turner’s performance and our performance.

Matthew D. Thompson

We were a party to an employment agreement dated April 15, 2011 with Matthew D. Thompson, our former Chief Financial Officer, which had an initial term of one year with automatic one-year renewal periods. Mr. Thompson’s employment with the Company terminated effective December 31, 2014, at which time his annual salary was fixed at $220,000. The employment agreement provided that Mr. Thompson would be eligible for a bonus to be determined by the Board of Directors in its sole discretion and to participate in our standard benefits package.  The employment agreement also provided that in the event that Mr. Thompson was terminated within 12 months of a “Change of Control” of the Company without “cause” or Mr. Thompson left the Company for “good reason” within twelve (12) months of a “Change of Control” of the Company, he would be entitled to receive, immediately upon such termination or resignation (i) a lump sum payment equal to six months’ salary; (ii) a pro rata bonus earned for the then-current year; and (iii) immediate vesting of 100% of his stock options. In addition, if Mr. Thompson was terminated without cause or he left the Company for good reason, he would be entitled to (i) severance in an amount equal to six months’ salary to be paid in one lump sum immediately upon termination or resignation; (ii) a pro rata bonus earned for the then-current year; and (iii) all of the benefits that the Company customarily provides to our employees for a period of six months following such termination or resignation.  The employment agreement also provided that Mr. Thompson could not, directly or indirectly, in any capacity, provide services to any person or entity which competes with us, unless he obtains our prior written consent, for a period of (i) 12 months if he was terminated for cause or he left the Company without good reason; or (ii) six months if he was terminated without cause or he left the Company for good reason.

In connection with Mr. Thompson’s resignation, we entered into a consulting services agreement, or consulting agreement, with Mr. Thompson, dated December 23, 2014, pursuant to which Mr. Thompson will provide certain services to us under a statement of work.  The consulting agreement provides for hourly compensation to Mr. Thompson as well as for certain rights relating to existing stock options and other equity incentives previously granted to Mr. Thompson.  The consulting agreement may be terminated by either party (i) upon 20 days written notice, (ii) immediately upon a material breach by the other party if such breach is not cured within 10 days, or (iii) upon the occurrence of certain insolvency or bankruptcy events.

M. Cornelia Outten

We are a party to an employment letter dated January 29, 2008, with our Vice President of Managed Care, M. Cornelia Outten.  Ms. Outten’s current annual salary is fixed at $195,700.  She is eligible for bonuses of up to 50% of her annual salary based on the achievement of goals approved by the Board of Directors and to participate in our standard benefit package. Ms. Outten received a grant of 45,000 stock options in connection with the commencement of her employment with the Company, with an exercise price of $8.04 per share, which options have vested  but have not been exercised and will expire on February 12, 2018 if not exercised prior to such date.

James A. Honn

We are party to an employment letter dated April 23, 2013, with our Chief Information Officer, James A. Honn.  Mr. Honn’s current annual salary is fixed at $200,000.  He is eligible to participate in the Company’s stock option plan and was granted 17,000 stock options in connection with the commencement of his employment with the Company.   Mr. Honn is also eligible to participate in our standard benefit package.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of transactions since January 1, 2014, to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our executive officers, directors, and principal stockholders, including their immediate family members, had or will have a direct or indirect material interest.

Related Party Transactions

Debt Guarantees

On July 30, 2014, we entered into a credit agreement with Wells Fargo Bank, National Association providing for a $5,000,000 working capital revolving line of credit, which we refer to as our July 2014 credit agreement.  All borrowings under the July 2014 credit agreement are due and payable on June 1, 2016. The obligations under the July 2014 credit agreement and the related credit note are secured by all of our assets and all of the assets of our subsidiaries.  Borrowings under the July 2014 credit agreement are also secured by guarantees provided by the following officers and directors of the Company: Messrs. Pappajohn, Oman, Kinley and Thompson and Dr. Turner. We and those officers and directors have entered into an inter-creditor agreement in order to set forth the parties’ respective rights and obligations in the event of a default under the July 2014 credit agreement.  In addition, Dr. Turner and Mr. Thompson were required to provide additional collateral securing their obligations under the July 2014 credit agreement.

On July 30, 2014, we issued to the officers and directors who guaranteed the indebtedness pursuant to the July 2014 credit agreement warrants to purchase an aggregate of 680,000 shares of our common stock at $3.15 per share, subject to certain adjustments under certain circumstances, in consideration of their guaranteeing such indebtedness. The warrants vested immediately and are exercisable any time prior to their expiration on October 30, 2019.

The table below sets forth the amount guaranteed by each guarantor and the number of warrants each received in connection with the guarantees entered into in connection with the July 2014 credit agreement.

Guarantor1	Guaranty Amount ($)	Warrants (#)
John Pappajohn	$2,750,000	440,000
Mark C. Oman	$1,000,000	160,000
Matthew P. Kinley	$250,000	40,000
Richard W. Turner	$150,000	24,000
Matthew D. Thompson	$100,000	16,000

On December 4, 2014, we entered into a credit agreement with Wells Fargo Bank, National Association providing for a $6,000,000 working capital revolving line of credit, which we refer to as our December 2014 credit agreement, and together with the July 2014 credit agreement, our credit agreements.  All borrowings under the December 2014 credit agreement are due and payable on June 1, 2016. The obligations under the December 2014 credit agreement and the related credit note are secured by all of our assets and all of the assets of our subsidiaries.  Borrowings under the December 2014 credit agreement are also secured by guarantees provided by the following directors of the Company: Messrs. Pappajohn and Oman. We and those directors have entered into an inter-creditor agreement in order to set forth the parties’ respective rights and obligations in the event of a default under the December 2014 credit agreement.

On December 4, 2014, we issued to the directors who guaranteed the indebtedness pursuant to the December 2014 credit agreement warrants to purchase an aggregate of 800,000 shares of our common stock at $2.71 per share, subject to certain adjustments under certain circumstances, in consideration of their guaranteeing such indebtedness. The warrants vested immediately and are exercisable any time prior to their expiration on December 4, 2019.

The table below sets forth the amount guaranteed by each director guarantor and the number of warrants each received in connection with the guarantees entered into in connection with the December 2014 credit agreement.

Guarantor2	Guaranty Amount ($)	Warrants (#)
John Pappajohn	$3,000,000	480,000
Mark C. Oman	$2,000,000	320,000

May 2014 Private Placement

On May 5, 2014, we closed a private placement offering of 1,000,000 shares of our common stock at a purchase price of $2.00 per share, for an aggregate purchase price of $2,000,000.  The investors in the offering included Messrs. Pappajohn, Oman and Kinley, each of whom is a director, as well as certain other non-affiliated investors.  Mr. Pappajohn purchased 575,000 shares of our common stock for an aggregate purchase price of $1,150,000, Mr. Oman purchased 100,000 shares of our common stock for an aggregate purchase price of $200,000, and Mr. Kinley purchased 75,000 shares of our common stock for an aggregate purchase price of $150,000.

Equity Dynamics

On January 10, 2014, we entered into an arrangement with Equity Dynamics, Inc. for monthly strategic consulting services, including acquisition activities and the securing of debt financing. As part of the arrangement, we pay Equity Dynamics, Inc. a monthly fee of $10,000 for performance of such consulting services. Equity Dynamics, Inc. is a company owned by Mr. Pappajohn and served by Mr. Kinley, both of whom are directors.

______________________________
1 Two stockholders of the Company who are not officers or directors guaranteed an aggregate of $750,000 of indebtedness under the July 2014 credit agreement and received warrants to purchase an aggregate of 120,000 shares of our common stock.
2 One individual, who is not an officer, director or stockholder, guaranteed an aggregate of $1,000,000 of indebtedness under the December 2014 credit agreement and received warrants to purchase an aggregate of 160,000 shares of our common stock.

Our Code of Conduct prohibits conflicts involving family members, ownership in outside businesses, and outside employment. Our directors, officers and employees and their family members are not permitted to own, directly or indirectly, a significant financial interest in any business enterprise that does or seeks to do business, or is in competition, with us unless prior specific written approval has been granted by our Board of Directors.

Indemnification Agreements

We have entered into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our certificate of incorporation and bylaws.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and the persons who beneficially own more than ten percent of any class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely on our review of copies of these reports filed with the SEC, we believe there has been compliance with all Section 16(a) filing requirements applicable to such directors, executive officers and 10% beneficial owners for 2014, except that the following officers, directors or 10% beneficial owners did not file certain reports under Section 16(a) on a timely basis during 2014: Matthew Thompson (two Forms 4 reporting two transactions), Laura Little (one Form 4 reporting one transaction), M. Cornelia Outten (two Forms 4 reporting two transaction), Adam Winger (one Form 4 reporting one transaction) and James Honn (one Form 4 reporting one transaction).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of our common stock as of March 16, 2015 by (i) the only persons known by us to own beneficially more than 5% of our common stock; (ii) each of our directors and Named Executive Officers ; and (iii) all of our executive officers and directors as a group. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated in the applicable footnotes, subject to community property laws where applicable.

Unless otherwise noted, the business address of all the individuals and entities named in this table is c/o American CareSource Holdings, Inc., 1170 Peachtree Street, Suite 2350, Atlanta, Georgia 30309.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Owned(1)
5% Stockholders
Principal Life Insurance Company (2)	563,688	8.40%
Named Executive Officers and Directors
John Pappajohn (3)	3,228,804	42.14%
Edward B. Berger (4)	139,429	2.05%
M. Cornelia Outten (5)	112,908	1.66%
Mark C. Oman (6)	650,000	9.03%
Matthew P. Kinley (7)	183,584	2.71%
Richard W. Turner (8)	208,862	3.02%
Matthew D. Thompson (9)	117,549	1.72%
James A. Honn (10)	5,400	*
Geoffrey E. Harris	0	*
All Executive Officers and Directors as a Group (10 persons**)	4,531,737	52.64%

*Represents less than 1% of the shares outstanding.
**Excluding Mr. Thompson, who is no longer an executive officer.

(1)
Based on 6,714,431 shares of common stock outstanding on March 16, 2015, plus shares that can be acquired through the exercise of options or warrants or conversion of restricted stock units within 60 days thereafter by the specified individual or group.

(2)
All information regarding Principal Life Insurance Company, or PLIC, is based on information disclosed in a Statement on Schedule 13G filed with the SEC on January 30, 2013. PLIC’s Schedule 13G states that, by virtue of its ultimate ownership and control of PLIC, Principal Financial Group, Inc., or PFG, may be deemed to be the indirect beneficial owner of such shares within the meaning of Rule 13d-3(a) under the Exchange Act. As such, voting and investment power over the shares listed above is shared between PLIC and PFG. The address for both PLIC and PFG is 711 High Street, Des Moines, IA 50392-0088.

(3)
Includes  2,260,654 shares of our outstanding common stock owned directly by Mr. Pappajohn. Also includes 26,879 shares of common stock issuable upon the exercise of options exercisable on March 16, 2015 or within 60 days thereafter, 920,000 shares of our common stock issuable upon the exercise of currently exercisable warrants and 21,271 shares owned by entities wholly-owned by Mr. Pappajohn. The number of shares included in the table above does not include 5,000 shares owned by Mr. Pappajohn’s wife and 5,000 shares owned by Thebes, Ltd (an entity solely owned by Mr. Pappajohn’s wife), with respect to which Mr. Pappajohn does not have voting or investment power.

(4)
Includes 5,377 shares owned by Tucson Traditions LLC (an entity in which Mr. Berger has a 50% ownership interest) as to which Mr. Berger has shared voting and investment power. Mr. Berger disclaims beneficial ownership of the securities held by Tucson Traditions LLC except to the extent of his pecuniary interest therein. Also includes 103,134 shares of our common stock issuable upon the exercise of options exercisable onMarch 16, 2015 or within 60 days thereafter.

(5)	Includes 103,723 shares of our common stock issuable upon the exercise of options exercisable on March 16, 2015 or within 60 days thereafter.
(6)
Includes 70,000 shares owned by Mr. Oman jointly with his wife as to which Mr. Oman has shared voting and investment power and 480,000 shares of our common stock issuable upon the exercise of currently exercisable warrants.

(7)
Includes 11,572 shares of our common stock issuable upon the exercise of options exercisable on March 16, 2015 or within 60 days thereafter. Also includes 40,000 shares of our common stock issuable upon the exercise of currently exercisable warrants.

(8)
Includes 168,198 shares of our common stock issuable upon the exercise of options exercisable on March 16, 2015 or within 60 days thereafter. Also includes 24,000 shares of our common stock issuable upon the exercise of currently exercisable warrants and 16,664 shares of common stock underlying vested restricted stock units.

(9)
Mr. Thompson’s employment with the Company terminated effective December 31, 2014.  Includes 85,562 shares of our common stock issuable upon the exercise of options exercisable on March 16, 2015 or within 60 days thereafter. Also includes 16,000 shares of our common stock issuable upon the exercise of currently exercisable warrants and 5,003 shares of common stock underlying vested restricted stock units.

(10)	These shares of our common stock are issuable upon the exercise of options exercisable on March 16, 2015 or within 60 days thereafter.

ITEM 2

RATIFICATION OF/APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Appointment of Auditors for 2015

The Audit Committee has appointed McGladrey LLP as our independent registered public accounting firm for 2015. We are not required to have the stockholders ratify the selection of McGladrey LLP as our independent registered public accounting firm. We are doing so, however, because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain McGladrey LLP, but it will have no obligation to change its appointment of McGladrey LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. Representatives of McGladrey LLP are not expected to be present at the Annual Meeting, will not have an opportunity to make a statement and will not be available to respond to questions.

McGladrey LLP was first engaged as our independent registered public accounting firm on January 1, 2004 and has audited our financial statements from 2004 through 2014.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
RATIFICATION OF THE APPOINTMENT OF MCGLADREY LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2015.

Principal Accountant Fees and Services

Relationship with Independent Registered Public Accounting Firm

Audit services performed by McGladrey LLP for the years 2014 and 2013, respectively, consisted of the audit of our financial statements as of and for the years ended December 31, 2014 and 2013, services related to filings with the SEC, audits, quarterly reviews and tax services.

Audit Fees

For 2014, the Company incurred $354,800 in aggregate audit fees from McGladrey LLP for professional services rendered in connection with: (i) the audit of American CareSource Holdings' annual financial statements for the year ended December 31, 2014; (ii) the review of American CareSource Holdings' quarterly financial statements for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014; and (iii) the review of reports filed with the SEC by American CareSource Holdings during the period reported. For 2013, the Company incurred $160,800 in aggregate audit fees from McGladrey LLP for professional services rendered in connection with: (i) the audit of American CareSource Holdings' annual financial statements for the year ended December 31, 2013; (ii) the review of American CareSource Holdings' quarterly financial statements for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013; and (iii) the review of reports filed with the SEC by American CareSource Holdings during the period reported.

Audit-Related Fees

For 2014, the Company incurred $110,186 of audit-related fees from McGladrey LLP.  For 2013, the Company incurred no audit-related fees from McGladrey LLP.

Tax Fees

For 2014, the Company incurred $20,050 in aggregate fees from RSM McGladrey, Inc., an entity associated with McGladrey LLP, for professional services rendered related to the Company’s taxes for 2014 and IRS examination assistance, as compared to $13,650 for 2013. Tax fees consist of tax compliance, tax consultations and tax return preparation.

All Other Fees

For 2014, the Company incurred no other fees from McGladrey LLP or RSM McGladrey, Inc.  For 2013, the Company incurred $27,800 in fees from McGladrey LLP for professional services rendered in connection with transaction-related activities.

The Audit Committee considers at least annually whether the provision of non-audit services by McGladrey LLP is compatible with maintaining auditor independence.

Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is required to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval must be detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. All audit and permissible non-audit services provided by McGladrey LLP and RSM McGladrey, Inc. to American CareSource Holdings for the years ended 2014 and 2013 were approved by the Audit Committee.

ITEM 3
APPROVAL OF THE AMENDED AND RESTATED AMERICAN CARESOURCE HOLDINGS, INC.
2009 EQUITY INCENTIVE PLAN

The Company's stockholders are being asked to approve the Amended and Restated American CareSource Holdings, Inc. 2009 Equity Incentive Plan, or Amended and Restated 2009 Plan.  The principal purposes of this proposal are to remove former Article 13, which limits the types of awards that may be made to non-employee directors, from the 2009 Plan, and to add restricted stock units and deferred stock units to the types of awards that have been specifically authorized under the 2009 Plan.  The proposal is not intended to approve retroactively any awards made previously under the 2009 Plan.  We are, however, seeking separate stockholder approval for the awards of restricted stock units to the Company's directors in 2009, 2013 and 2014.  See "ITEM 4 - RATIFICATION AND APPROVAL OF AWARDS OF RESTRICTED STOCK UNITS TO THE COMPANY'S DIRECTORS IN 2009, 2013 AND 2014." If the Amended and Restated 2009 Plan is approved by stockholders, non-employee directors will be eligible for all types of awards provided in the Amended and Restated 2009 Plan, and restricted stock units and deferred stock units will be added to the types of awards specifically authorized by the Amended and Restated 2009 Plan.

Amendment and Restatement of the 2009 Plan

The Company maintains the 2005 Stock Option Plan to provide for the granting of stock options. In 2009, the Compensation Committee and the Board of Directors reviewed the various forms of compensation that could be used to provide additional equity-based incentives to Company employees, management and our directors. After such review, the Board adopted the 2009 Plan, which provides a greater variety of forms of equity-based compensation than the 2005 Plan. The 2009 Plan provides for the issuance of up to 2,000,000 shares of common stock, and the 2005 Plan provides for the issuance of up to 1,249,776 shares of common stock. Currently, 1,231,953 shares remain available for future awards under the 2009 Plan and 244,154 shares remain available for future awards under the 2005 Plan.

On March 31, 2015, our Board of Directors, subject to stockholder approval, approved the Amended and Restated 2009 Plan principally to:

•	remove former Article 13 and related provisions of the 2009 Plan, which limits the types of awards that may be made to non-employee directors; and

•	add restricted stock units and deferred stock units to the types of awards that were specifically authorized under the 2009 Plan.

The material features of the Amended and Restated 2009 Plan are summarized below and such summary is qualified in its entirety by reference to the complete text of the Amended and Restated 2009 Plan, a copy of which is attached as Appendix A.

Summary of the Amended and Restated 2009 Plan

The Amended and Restated 2009 Plan permits the granting of equity awards to our and our subsidiaries’ employees, officers, non-employee directors and consultants.

Purposes

The purposes of the Amended and Restated 2009 Plan are to recognize and compensate selected employees, non-employee directors and consultants who contribute to the success of the Company and our subsidiaries, to attract and retain employees, non-employee Directors and Consultants, and to provide incentive compensation to employees, non-employee directors and consultants based upon the performance of the Company and our subsidiaries.

Administration

Our Amended and Restated 2009 Plan provides that it is to be administered by a committee appointed by our Board of Directors, or by our Board of Directors or our compensation committee.  Subject to the terms of the Amended and Restated 2009 Plan, the Board of Directors or the designated committee has full power and discretion to, among other things, select those persons to whom awards will be made; to determine the amounts and terms of awards; to change and determine the terms of any award agreement, including but not limited to the term and the vesting schedule; to determine and change the conditions, restrictions and performance criteria relating to any award; to determine the settlement, cancellation, forfeiture, exchange or surrender of any award; to make adjustments in the terms and conditions of awards including, but not limited to, changing the exercise price of any award; to construe and interpret the Amended and Restated 2009 Plan and any award agreement; to establish, amend and revoke rules and regulations for the administration of the Amended and Restated 2009 Plan; to make all determinations deemed necessary or advisable for administration of the Amended and Restated 2009 Plan; and to exercise any powers and perform any acts it deems necessary or advisable to administer the Amended and Restated 2009 Plan.

Eligibility

Our and our subsidiaries’ employees, potential employees, officers, non-employee directors and consultants are eligible to receive awards under the Amended and Restated 2009 Plan.

Shares Subject to the Amended and Restated 2009 Plan

Our Amended and Restated 2009 Plan provides that the total number of shares of common stock that may be issued under the Amended and Restated 2009 Plan is 2,000,000 shares.  The Amended and Restated 2009 Plan also provides that awards may not be granted to any individual in any calendar year for an aggregate number of shares of common stock in excess of 850,000 shares. In addition, the maximum potential value of any award that may be granted to our Chief Executive Officer or any of our other four highest compensated officers in any calendar year which may settled in cash or property other than common stock may not exceed $5,000,000.

Stock delivered to settle awards made under the Amended and Restated 2009 Plan may be authorized and unissued shares or treasury shares. If any shares subject to any award granted under the Amended and Restated 2009 Plan are forfeited or payment is made in a form other than shares or the award otherwise terminates without payment being made, the shares subject to such awards will again be available for issuance under the Amended and Restated 2009 Plan. In addition, shares withheld or surrendered in payment of the exercise price for stock options or withheld for taxes upon the exercise or settlement of an award will be available for issuance under the Amended and Restated 2009 Plan.

If a dividend or other distribution, recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme or arrangement, split-up, spin-off or combination, or similar transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the Board of Directors or the designated committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to or to be issued in connection with awards, whether or not then outstanding, and the exercise price or grant price relating to an award.

Stock Options and SARs

The Board of Directors or the designated committee is authorized to grant stock options, including incentive stock options, or ISOs, nonqualified stock options, or NQOs, and stock appreciation rights, or SARs. A stock option allows a participant to purchase a specified number of shares at a predetermined price during a fixed period measured from the date of grant. A SAR entitles the participant to receive the excess of the fair market value of a share on the date of exercise over the grant price of the SAR. The purchase price per share of stock subject to a stock option and the grant price of a SAR are determined by the Board of Directors or the designated committee and set forth in the award agreement. The purchase price per share under any option cannot be less than the fair market value of our common stock on the grant date, and if the participant owns more than 10% of the combined voting power of all classes of our stock or any subsidiary of the Company, the purchase price under an ISO may not be less than 110% of the fair market value of our common stock on the date of the grant.  The term of each option or SAR is determined by the Board of Directors or the designated committee and set forth in the award agreement, except that the term of ISOs and SARs granted in tandem with ISOs may not exceed ten years or five years if the participant owns more than 10% of the combined voting power of all classes of our stock or any subsidiary of the Company. Such awards are exercisable in whole or in part at such time or times as determined by the Board of Directors or the designated committee and set forth in the award agreement. Options may be exercised by payment of the purchase price in cash, stock or other outstanding awards, or may be exercised on a cashless basis, or as the Board of Directors or the designated committee determines. Methods of exercise and settlement and other terms of the SARs will be determined by the Board of Directors or the designated committee.

Restricted Stock

The Board of Directors or the designated committee may award restricted stock consisting of shares which remain subject to a risk of forfeiture and may not be disposed of by participants until certain restrictions established by the Board of Directors or the designated committee lapse. A participant receiving restricted stock will have all of the rights of a stockholder of our Company, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon the participant’s termination of affiliation with the Company and all of our subsidiaries during the restriction period, restricted stock will be forfeited, subject to such exceptions, if any, as are provided in the award agreement or any other agreement with the participant.

Restricted Stock Units and Deferred Stock Units

The Board of Directors or the designated committee may award restricted stock units and deferred stock units to eligible persons under the Amended and Restated 2009 Plan, each for the duration that it determines in its discretion. Each restricted stock unit and each deferred stock unit is equivalent in value to one share of our common stock and entitles the participant receiving the award to receive one share of common stock for each restricted stock unit at the end of the vesting period applicable to such restricted stock unit and for each deferred stock unit at the end of the deferral period. Participants are not required to pay any additional consideration in connection with the settlement of restricted stock units or deferred stock units. A holder of restricted stock units or deferred stock units has neither voting rights, rights to receive cash distributions nor any other rights as a stockholder until shares of common stock are issued to the holder in settlement of the stock units. However, participants holding restricted stock units or deferred stock units are entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents are credited in the form of additional stock units.

Deferred Stock

The Board of Directors or the designated committee may also make deferred stock awards, generally consisting of a right to receive shares at the end of specified deferral periods. Awards of deferred stock may be subject to a risk of forfeiture as provided in the award agreement. If the participant’s affiliation with the Company and our subsidiaries is terminated before the forfeiture restrictions have lapsed, the participant’s right to the deferred stock will be forfeited, subject to such exceptions, if any, as are provided in the award agreement or any other agreement with the participant. We will deliver shares of common stock to the participant in settlement of vested deferred stock on the earlier of the date specified in the award agreement or upon the occurrence of a distribution event, if any, specified in the award agreement.  Deferred stock awards carry no voting or other rights associated with stock ownership. Except as otherwise provided in the award agreement, participants will receive dividend equivalents with respect to deferred stock, which will be deemed to be reinvested in additional shares of deferred stock.

Dividend Equivalents

The Board of Directors or the designated committee is authorized to award dividend equivalents which provide a participant the right to receive a payment in an amount equal to the dividends on a specified number of shares of our common stock. Dividend equivalents may be paid directly to participants or may be deferred for later delivery under the Amended and Restated 2009 Plan.

Performance Units

The Board of Directors or the designated committee may award performance units, which entitle a participant to cash or shares of our common stock conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Board of Directors or the designated committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Board of Directors or the designated committee at the time of grant. The Board of Directors or the designated committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement. It is expected that the performance measures for performance units will generally be selected from among those listed in the Amended and Restated 2009 Plan.

Performance Shares

The Board of Directors or the designated committee may award performance shares, which entitle a participant to cash or a certain number of shares of our common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Board of Directors or the designated committee and reflected in the award agreement. The Board of Directors or the designated committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement. It is expected that the performance measures for performance shares will generally be selected from among those listed in the Amended and Restated 2009 Plan.

Other Stock-Based Awards

In order to enable us to respond to tax, legislative and regulatory developments and to trends in compensation practices, the Amended and Restated 2009 Plan authorizes the Board of Directors or the designated committee to make awards that are valued in whole or in part by reference to or otherwise based on our securities. The Board of Directors or the designated committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Payment of Awards

Awards may be settled in cash, stock, other awards or other property, in the discretion of the Board of Directors or the designated committee. The Amended and Restated 2009 Plan authorizes the Board of Directors or the designated committee to place shares or other property in trusts or make other arrangements to provide for payment of our obligations under the Amended and Restated 2009 Plan. The Board of Directors or the designated committee may condition the payment of an award on the withholding of taxes and may provide that a portion of the stock or other property to be distributed will be withheld to satisfy such tax obligations.

Change in Control

In the event of a change in control of the Company, as defined in the Amended and Restated 2009 Plan, all awards will be fully vested, unless the Board of Directors or the designated committee provides otherwise in the award agreement when an award is made or any other agreement between the participant and the Company.

Amendment and Termination

The Amended and Restated 2009 Plan may be amended, altered, suspended, discontinued or terminated by the Board of Directors without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any exchange on which our common stock is then listed.  However, no amendment or termination of the Amended and Restated 2009 Plan may materially and adversely affect the right of a participant under any award made under the Amended and Restated 2009 Plan.

Unless earlier terminated by the Board of Directors, the Amended and Restated 2009 Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on March 10, 2019 with respect to the initial 500,000 shares authorized under the Amended and Restated 2009 Plan and on April 28, 2024 with respect to the additional 1,500,000 authorized by the amendment of the 2009 Plan approved by our stockholders at the 2014 annual meeting.  However, the terms of the Amended and Restated 2009 Plan shall continue to apply to any awards made prior to the termination until we have no further obligation with respect to any award made under the Amended and Restated 2009 Plan.

Federal Income Tax Consequences

We believe that under present law the following are the federal tax consequences generally arising with respect to awards made under the Amended and Restated 2009 Plan.  Applicable laws and regulations may change in the future.  This brief summary is for stockholder information purposes and is not intended to provide tax advice to participants.

Incentive Stock Options

For regular federal income tax purposes, a participant will not realize taxable income upon either the grant of an ISO or its exercise if the participant has been an employee of the Company or a subsidiary at all times from the date of grant to a date not more than three months before the date of exercise. The difference between the fair market value of the stock at the date of exercise and the exercise price of an ISO, however, will be treated as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If the shares acquired upon an exercise of an ISO are not sold or otherwise disposed of by the participant within two years from the date of grant or within one year from the date of exercise, any gain realized upon a subsequent sale of the shares will be taxable as a capital gain. In that case, the Company will not be entitled to a deduction in connection with the grant or the exercise of the ISO or the subsequent disposition of the shares by the participant. The amount of gain or loss realized by the participant upon such a sale or other disposition will be measured by the difference between the amount realized on disposition of the share by the participant and the exercise price of the ISO (the participant's basis in the stock). If the participant disposes of the shares within two years from the date of the award of the ISO or within one year from the date of exercise of the ISO, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares at the date of exercise (or the amount realized on disposition, if less) over the option price, and the Company will be allowed a corresponding deduction. If the amount realized on the disposition exceeds the fair market value of the shares at the date of exercise the gain on disposition in excess of the amount treated as ordinary income will be treated as a capital gain.

Nonqualified Stock Options

In general, a participant will not realize income upon the grant of a NQO or SAR. Upon the exercise or settlement of a NQO and SARs, the participant will be required to recognize ordinary income in an amount equal to, in the case of NQOs, the excess of the fair market value of the stock receive upon exercise of the NQO over the exercise price of the NQO and, in the case of SARs, the amount of cash or the fair market value of stock received on settlement (i.e., the spread between the then current market value of the stock and the exercise or base price of the SAR). Any compensation includable in the gross income of a participant with respect to a NQO will be subject to appropriate federal income and employment taxes. The Company will be entitled to a business expense deduction in the same amount and at the same time as when the participant recognizes compensation income.

Restricted Stock Units and Deferred Stock Units

Generally, a participant who receives restricted stock units and deferred stock units will not have taxable income at the time the units or any dividend equivalents awarded thereon are credited to the participant’s stock account.  A participant will recognize ordinary income equal to (i) the amount of cash paid or (ii) the fair market value of the shares or other property on the respective payment dates when such cash, shares or other property are delivered or paid in accordance with the terms of the award.  The same amount will be deductible by the Company.  A participant will also recognize ordinary income to the extent the participant receives current payments of dividend equivalents in respect to such units.

Other Stock Awards

The federal income tax consequences of other stock awards will depend on the form of such awards.

Section 162(m) of the Code

The above discussion regarding the Company's federal income tax deductions is subject to meeting certain requirements under Section 162(m) of the Code.  Section 162(m) of the Code generally limits the Company's annual federal income tax deduction for compensation paid to the Chief Executive Office and certain other officers to $1 million with respect to each such officer.  However, compensation that qualifies as performance-based compensation under Section 162(m) of the Code is not subject to this deduction limit.  The Amended and Restated 2009 Plan permits awards to be made that are intended to qualify for this exception to the deduction limit of Section 162(m) of the Code.  However, the Company reserves the right to make awards that may not be deductible under Section 162(m) of the Code, and nothing herein precludes the Company from exercising such right.  There is no guarantee that awards under the Amended and Restated 2009 Plan that are intended to qualify as tax deductible under Section 162(m) of the Code will ultimately be determined as such by the Internal Revenue Service.

Section 409A of the Code

Section 409A of the Code provides requirements for certain nonqualified deferred compensation arrangements. If applicable, Section 409A of the Code also imposes penalties (including an additional 20% tax) on the recipient of deferred compensation in the event such compensation fails to comply with Section 409A of the Code. Unless otherwise provided by the Board or designated committee, awards granted under the Amended and Restated 2009 Plan are intended to either comply with or meet the requirements for an exemption under Section 409A of the Code.  The Company does not guarantee to any participant that the Amended and Restated 2009 Plan or any award make under the Amended and Restated 2009 Plan complies with or is exempt from Section 409A of the Code, and the Company will not have any liability to indemnify or hold harmless any individual with respect to any tax consequences that arise from any such failure to comply with or meet an exemption under Section 409A of the Code.

The foregoing provides only a general description of the application of federal income tax laws to certain types of awards under the Amended and Restated 2009 Plan. The summary does not address the effects of foreign, state and local tax laws. Because of the variety of awards that may be made under the Amended and Restated 2009 Plan and the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

New Plan Benefits

No awards will be made under the Amended and Restated 2009 Plan until it is approved by our stockholders. In addition, awards made under the Amended and Restated 2009 Plan are subject to the discretion of the Board of Directors or the designated committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Amended and Restated 2009 Plan or the benefits that would have been received by such participants if the Amended and Restated 2009 Plan had been in effect in the year ended December 31, 2014.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
THE APPROVAL OF THE AMENDED AND RESTATED 2009 PLAN.

The table below provides certain information about securities authorized for issuance under our equity compensation plans as of December 31, 2014.  All uses of the term “shares” in the table refers to shares of the Company’s common stock.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (excluding restricted stock units ) (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by stockholders	1,299,665 (1)	$ 3.69 (2)	1,482,574
Equity compensation plans not approved by stockholders	122,882(3)	$ 1.50(4)	—
Total	1,422,547	$ 3.65 (2) (4)	1,482,574

(1) Includes  1,244,662 shares of common stock to be issued upon exercise of outstanding options granted under our 2005 Plan or our 2009 Plan and 55,003 shares of common stock to be issued upon vesting of outstanding restricted stock units awarded under our 2009 Plan.

(2) The weighted average exercise price reflects the weighted average exercise price for the outstanding options.  The outstanding restricted stock units , which are convertible into shares of common stock at no cost to the participants, have been excluded from the calculation.

(3)  Includes 22,222 warrants issued to one of our former employees and 100,660 restricted stock units awarded to our directors.  Upon exercise of the warrants, 22,222 shares of our common stock will be issued, and upon conversion of the restricted stock units, 100,660 shares of our common stock will be issued.  The warrants were issued to a former employee for services, and the restricted stock units were awarded to our directors for their services as directors of the Company.  The exercise price of the warrants is $1.50 per share. The warrants are fully vested and may be exercised at any time until their expiration date, which is February 1, 2017.  The restricted stock units have no expiration date and are convertible without any payment to the Company.  The restricted stock units vest as follows:  660 restricted stock units are fully vested; 50,000 restricted stock units vest over two years from their award date of May 30, 2013 and 50,000 restricted stock units vest on June 3, 2015.  Even when vested, the restricted stock units are not convertible unless (i) the awards of those units are ratified and approved by stockholders, see ITEM 4 - RATIFICATION AND APPROVAL OF AWARDS OF RESTRICTED STOCK UNITS TO OUR DIRECTORS IN 2009, 2013 AND 2014, and (ii) the Amended and Restated 2009 Plan is approved by stockholders, as discussed above in ITEM 3 – APPROVAL OF THE AMENDED AND RESTATED AMERICAN CARESOURCE HOLDINGS, INC. 2009 EQUITY INCENTIVE PLAN. The market value of our common stock underlying the warrants was $58,666.08 as of April 2, 2015, and the market value of our common stock underlying the restricted stock units was $265,742.40 as of said date, in each case based on the closing price of our common stock on The NASDAQ Capital Market on April 2, 2015 of $2.64 per share.

(4)  The weighted average exercise price reflects the weighted average exercise price for the warrants.  The outstanding restricted stock units , which are convertible into shares of common stock at no cost to the directors, have been excluded from the calculation.

ITEM 4

RATIFICATION AND APPROVAL OF AWARDS OF RESTRICTED STOCK UNITS TO THE
COMPANY’S DIRECTORS IN 2009, 2013 AND 2014

The Company’s stockholders are being asked to ratify and approve awards of restricted stock units to the Company’s directors in 2009, 2013 and 2014.

In 2009 we issued restricted stock units to our directors under a prior director compensation program.  We issued no additional restricted stock units to our directors until our current director compensation program was adopted in 2013.  The current program provides that each of our directors is to be awarded 10,000 restricted stock units upon initial election to our Board of Directors and on the date of each annual meeting of stockholders.  When this program was adopted, the restricted stock units were to be awarded, and our common stock to be issued upon vesting of the restricted stock units was to be issued, under our 2009 Plan.  However, we determined in the latter half of 2014 that awarding restricted stock units to our directors and issuing our common stock upon vesting would not be in compliance with our 2009 Plan.  Because of such noncompliance, issuance of our common stock upon vesting of the restricted stock units has not been approved by our stockholders and, accordingly, would not be in compliance with NASDAQ Listing Rule 5635(c).  On November 5, 2014, we notified NASDAQ of these events and advised it that our Board of Directors has determined that no shares will be issued upon vesting of the restricted stock units awarded in 2013 or 2014, and no additional shares issued upon vesting of restricted stock units awarded in 2009, unless such awards are ratified and approved by stockholders and our 2009 Plan is amended to permit the award of restricted stock units to directors.  The Board of Directors has also determined that no additional awards of restricted stock units will be made to our directors unless our 2009 Plan is amended to permit such awards.  We also notified NASDAQ that we would seek such stockholder approval at our 2015 annual meeting of stockholders. See "ITEM 3 -  APPROVAL OF THE AMENDED AND RESTATED AMERICAN CARESOURCE HOLDINGS, INC. 2009 EQUITY INCENTIVE PLAN," pursuant to which we are amending the 2009 Plan to, among other changes, authorize the issuance of restricted stock units and to remove certain limitations on awards made to non-employee directors.

NASDAQ Listing Rule 5635(c)

Our common stock is currently listed on The NASDAQ Capital Market.  NASDAQ rules governing issuers with shares listed on The NASDAQ Capital Market require stockholder approval prior to certain issuances of securities. NASDAQ Listing Rule 5635(c), or Rule 5635(c), requires stockholder approval prior to the issuance of common stock when an equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants, except for certain limited situations.  On November 25, 2014, in response to our notification to NASDAQ, we received a letter from NASDAQ notifying us that NASDAQ had determined that we had violated Rule 5635(c) by awarding restricted stock units that were not authorized by the 2009 Plan and thus not approved by stockholders.

Potential Effects of Approval or Non-Approval of this Proposal

Although the Board of Directors has approved the awards of restricted stock units in 2009, 2013 and 2014, believing such awards to be in the best interest of our stockholders, our stockholders should consider the information contained in this proxy statement in determining whether to ratify and approve such awards.

Potential Dilution and Market Consequences of Approval

If this item and the Amended and Restated 2009 Plan are approved, we will issue 100,660 shares of our common stock upon the later of such approval and the vesting of the restricted stock units granted to our non-employee directors in 2009, 2013 and 2014. As of the date of this proxy statement, all of the restricted stock units granted in 2009 have either vested or been forfeited and of the vested restricted stock units there remain 660 shares that have not been issued.  In addition, 10,000 restricted stock units were granted to each of our directors in each of 2013 and 2014.  The 2013 restricted stock units were to vest and shares of common stock were to be issued in equal monthly installments over the 24-month period immediately after the award date, and the 2014 restricted stock units are to vest on the first anniversary of their award date.  No shares of common stock underlying restricted stock units awarded in 2013 and 2014 have been issued.  If the awards of restricted stock units to directors in 2009, 2013 and 2014 are approved, the issuance of common stock underlying such restricted stock units would increase the number of shares outstanding and dilute the interests of our other stockholders.

Potential Effects of Non-Approval

If our stockholders do not approve the awards of restricted stock units to our non-employee directors in 2009, 2013 and 2014, or do not approve the Amended and Restated 2009 Plan, we will not issue any shares of our common stock underlying such restricted stock units , and no additional shares will be issued underlying the restricted stock units awarded in 2009.  In addition, our common stock may be delisted from The NASDAQ Capital Market for failing to comply with the requirements of Rule 5635(c).

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION AND APPROVAL OF AWARDS OF RESTRICTED STOCK UNITS TO THE COMPANY’S DIRECTORS IN 2009, 2013 AND 2014.

ITEM 5

APPROVAL OF THE ANTI-DILUTION PROVISIONS OF THE JULY 2014 WARRANTS AND THE
DECEMBER 2014 WARRANTS

The Company’s stockholders are being asked to approve provisions of the Company’s warrants issued to certain officers and directors on July 30, 2014 and December 30, 2014 that provide for an adjustment of the exercise price upon the happening of certain events.

The July 2014 and December 2014 Warrants

On July 30, 2014, the Company entered into the July 2014 credit agreement, the borrowings under which are secured, in part, by guarantees provided by Messrs. Pappajohn, Oman, Kinley, Turner, and Thompson, each of whom was an officer or director of the Company as of the date the Company entered into the July 2014 credit agreement, and two stockholders of the Company who are not officers or directors.   On July 30, 2014, the Company issued to the guarantors warrants to purchase an aggregate of 800,000 shares of common stock (with our director and officer guarantors being issued warrants to purchase an aggregate of 680,000 shares) with an exercise price of $3.15 per share in consideration of their guaranteeing such indebtedness (as issued solely to the director and officer guarantors, the “July 2014 Warrants”). The July 2014 Warrants vested immediately and are exercisable any time prior to their expiration on October 30, 2019.

On December 4, 2014, the Company entered into the December 2014 credit agreement, the borrowings under which are secured, in part, by guarantees provided by Messrs. Pappajohn and Oman, each of whom is a director of the Company, and a third party who is not an officer or director.   On December 4, 2014, the Company issued to the guarantors warrants to purchase an aggregate of 960,000 shares of common stock (with Messrs. Pappajohn and Oman being issued warrants to purchase an aggregate of 800,000 shares) with an exercise price of $2.71 per share in consideration of their guaranteeing such indebtedness (as issued solely to Messrs. Pappajohn and Oman, the “December 2014 Warrants”). The December 2014 Warrants vested immediately and are exercisable any time prior to their expiration on December 4, 2019.

Subsection (f)(6) of each of the July 2014 Warrants and the December 2014 Warrants contains anti-dilution provisions that require a reduction in the exercise price upon the happening of certain specified events.  However, the July 2014 Warrants and the December 2014 Warrants provide that no adjustment to the exercise price may be made unless and until the provisions of Subsection (f)(6) of the July 2014 Warrants and the December 2014 Warrants are approved by the Company’s stockholders.  Accordingly, we are asking stockholders to approve the anti-dilution provisions set forth in Subsection (f)(6) of the July 2014 Warrants and the December 2014 Warrants, which are set forth in Appendices B and C attached hereto (the “Anti-Dilution Provisions”).

NASDAQ Listing Rule 5635(c)

As described above in “ITEM 4 – RATIFICATION AND APPROVAL OF AWARDS OF RESTRICTED STOCK UNITS TO THE COMPANY’S DIRECTORS IN 2009, 2013 AND 2013,” NASDAQ rules governing issuers with shares listed on The NASDAQ Capital Market require stockholder approval prior to certain issuances of securities. NASDAQ Listing Rule 5635(c), or Rule 5635(c), requires stockholder approval prior to the issuance of common stock when an equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants, except for certain limited situations.

The Anti-Dilution Provisions

In addition to customary anti-dilution provisions relating to stock splits and similar events, the July 2014 Warrants and the December 2014 Warrants contain the Anti-Dilution Provisions, which require, under certain limited circumstances and subject to certain exceptions, a reduction in the exercise price upon an issuance by us of shares of common stock or securities convertible into or exchangeable for shares of common stock at a price per share below the then-current exercise price of the July 2014 Warrants and the December 2014 Warrants. Because the July 2014 Warrants and the December 2014 Warrants were issued to certain of the Company’s officers and directors, a reduction in the exercise price of such July 2014 Warrants and the December 2014 Warrants constitutes equity compensation under Rule 5635(c), thus requiring stockholder approval of such equity compensation.  Approval by the Company’s stockholders at the Annual Meeting of the Anti-Dilution Provisions would satisfy the requirements of Rule 5635(c).

Potential Effects of Approval or Non-Approval of this Proposal

The Board of Directors has approved the July 2014 Warrants and the December 2014 Warrants, including the Anti-Dilution Provisions, and in doing so concluded that they were in the best interests of the Company and our stockholders.  However, our stockholders should consider the information contained in this proxy statement in determining whether to approve such Anti-Dilution Provisions.

Potential Dilution and Market Consequences of Approval

If this item is approved, an adjustment to the exercise price of the July 2014 Warrants and the December 2014 Warrants may be made if and when the Anti-Dilution Provisions of those warrants are triggered.  Such adjustment would increase the likelihood that the July 2014 Warrants and the December 2014 Warrants will be exercised, thereby diluting the interests of our other stockholders. If all of the July 2014 Warrants and the December 2014 Warrants were exercised in full, the issuance of shares of our common stock underlying the July 2014 Warrants and the December 2014 Warrants would increase the number of shares outstanding as of the record date to 8,194,431 , an increase of approximately  22%.  To the extent the July 2014 Warrants and the December 2014 Warrants are exercised and the shares received upon exercise are sold, our stock price could decrease due to the additional number of shares available in the market, and subsequent sales of those shares could encourage short sales by our stockholders and others, which could place further downward pressure on our stock price.

Potential Effects of Non-Approval

If our stockholders do not approve the Anti-Dilution Provisions contained in the July 2014 Warrants and the December 2014 Warrants, we will not reduce the exercise price of the July 2014 Warrants and the December 2014 Warrants upon the happening of any of the events set forth in the Anti-Dilution Provisions that would trigger a reduction in the exercise price.  This could delay and might inhibit the holders from exercising the July 2014 Warrants and the December 2014 Warrants and, in turn, could delay or prevent us from receiving the proceeds from the exercise of the July 2014 Warrants and the December 2014 Warrants.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
APPROVAL OF THE ANTI-DILUTION PROVISIONS OF THE JULY 2014 WARRANTS AND THE
DECEMBER 2014 WARRANTS.

ANNUAL REPORT TO STOCKHOLDERS

In addition to the proxy statement and proxy card, a copy of the Company's Annual Report, and which is not a part of the proxy soliciting material, is enclosed. The Annual Report, which includes our audited consolidated financial statements, is being furnished to you without the exhibits thereto.

You can write to our Secretary at 1170 Peachtree Street, Suite 2350, Atlanta, Georgia 30309, or telephone us at (404) 465-1000 for additional copies of our Annual Report, excluding the exhibits thereto, without charge. Upon your request, we will provide you with a copy of the exhibits. You may be responsible for our reasonable expenses in furnishing such exhibits. You can also access our Annual Reports on Form 10-K and other periodic filings we make with the SEC from the SEC's EDGAR database at www.sec.gov.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Only one copy of our Annual Report and proxy statement is being mailed to stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly upon written or oral request a separate copy of the Annual Report and proxy statement to a stockholder at a shared address to which a single copy was delivered. Stockholders wishing to receive additional copies of either the Annual Report or the proxy statement for the 2015 Annual Meeting of Stockholders without charge or who share an address with another stockholder and are receiving multiple copies and would like to receive a single copy should call Investor Relations at (404) 465-1000 or write to Investor Relations at the Company at the Company's executive offices at 1170 Peachtree Street, Suite 2350, Atlanta, Georgia 30309.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Stockholders who wish to present proposals to be included in our proxy materials for the 2016 Annual Meeting of Stockholders must submit such proposals in proper form to our Secretary at American CareSource Holdings, Inc., 1170 Peachtree Street, Suite 2350, Atlanta, Georgia 30309 by           . In addition, if we are not notified of a stockholder proposal by           , then the proxies held by our management may provide the discretion to vote against such stockholder proposal, even though the proposal is not discussed in our proxy materials sent in connection with the 2016 Annual Meeting of Stockholders.

OTHER MATTERS

The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Company's 2015 Annual Meeting of Stockholders. However, if any other matter should properly come before the meeting, the persons authorized by the accompanying proxy card will vote and act with respect thereto, in what according to their judgment, is in the interests of the Company and its stockholders.

APPENDIX A

AMENDED AND RESTATED AMERICAN CARESOURCE HOLDINGS, INC.

2009 EQUITY INCENTIVE PLAN

American CareSource Holdings, Inc., a Delaware corporation (the “Company”), hereby adopts this Amended and Restated American CareSource Holdings, Inc. 2009 Equity Incentive Plan, effective March 31 , 2015, subject to approval of the Company's stockholders, which amends and restates the American CareSource Holdings, Inc. 2009 Equity Incentive Plan, as amended and restated effective April 28, 2014 (as hereby amended and restated, the "Plan").  The terms of the Plan, as so amended and restated, are as follows:

Article 1.

Objectives and Duration

1.1 Purposes of the Plan. The purposes of this Plan are (a) to recognize and compensate selected employees, Non-Employee Directors and Consultants who contribute to the success of the Company and the Subsidiaries, (b) to attract and retain employees, Non-Employee Directors and Consultants, and (c) to provide incentive compensation to employees, Non-Employee Directors and Consultants based upon the performance of the Company and the Subsidiaries.

1.2 Duration of the Plan. The Plan shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 13 hereof, until March 10, 2019 with respect to the initial 500,000 shares authorized for issuance under the American CareSource Holdings, Inc. 2009 Equity Incentive Plan and until April 28, 2024 with respect to the additional 1,500,000 shares authorized under the American CareSource Holdings, Inc. 2009 Equity Incentive Plan, as amended and restated effective April 28, 2014. If earlier, the Plan shall terminate on the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Stock and Restricted Stock Units, and deferred periods on all Deferred Stock Units, granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Award” means Options (including non-qualified options and Incentive Stock Options and Director Options), Restricted Shares, Restricted Stock Units, Deferred Stock Units, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Dividend Equivalents, or Other Stock-Based Awards granted under the Plan.

2.2 “Award Agreement” means the written agreement by which an Award shall be evidenced.

2.3 “CEO” means the Chief Executive Officer of the Company.

2.4 "Board" means the Board of Directors of the Company.

2.5 "Company" means American CareSource Holdings, Inc. or any business organization that succeeds to all or substantially all of its business, whether by virtue of a purchase, merger, consolidation or otherwise.

2.6 “COO” means the Chief Operating Officer of the Company.

2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.9 “Committee” or “Stock Option Committee” has the meaning set forth in Section 3.1.

2.10 “Common Stock” means the common stock, $0.01 par value, of the Company.

2.11 “Covered Employee” means a Participant who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is one of the group of “covered employees,” within the meaning of Code Section 162(m), with respect to the Company.

2.12 “Deferred Stock” means a right, granted under Section 10.1 to receive Shares at the end of a specified deferral period.

2.13 "Deferred Stock Unit" means a right to receive shares awarded under Article 8.

2.14 “Disability” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan, a disability within the meaning of Section 22(e)(3) of the Code.

2.15 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.16 “Effective Date” means March 10, 2009 with respect to the initial 500,000 shares authorized for issuance under the Plan and April 28, 2014 with respect to the additional 1,500,000 shares authorized under the Plan.

2.17 “Eligible Person” means any employee (including any officer and employed director) of, or non-employee consultant to, or Non-Employee Director of, the Company or any Subsidiary, or potential employee (including a potential officer) of, or non-employee consultant to, the Company or any Subsidiary; provided, however, that solely with respect to the grant of an Incentive Stock Option an “Eligible Person” shall be any employee (including any officer) of the Company or any Subsidiary.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.19 “Fair Market Value” means (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (b) with respect to Shares, unless otherwise determined in the good faith discretion of the Committee, as of a given date, (i) the closing sales price of the Shares on any national securities exchange on which the Shares are principally traded, or, if no Shares are traded on any such exchange on such date, then on the next preceding date on which any Shares were traded on such exchange or (ii) if no such prices are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated or similar organization; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee.

2.20 "Grant Date” means the date on which an Award is granted or, in the case of a grant to an Eligible Person, such later date as specified in advance by the Committee.

2.21 "Immediate Family" has the meaning set forth in Section 5.4(c).

2.22 "Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.23 "including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.24 "Management Committee” has the meaning set forth in Section 3.1(b).

2.25 "Non-Employee Director” means a member of the Board who is not an employee of the Company or any Subsidiary.

2.26 "Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27 "Option Term” means the period beginning on the Grant Date of an Option and ending on the date such Option expires, terminates or is canceled.

2.28 "Option” means an option granted under Article 6 of the Plan.

2.29 "Other Stock-Based Award” means a right, granted under Article 12 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.30 "Participant” means a person who has been granted an Award.

2.31 "Performance Measures” has the meaning set forth in Section 4.4.

2.32 "Performance Period” means the time period during which performance goals must be met.

2.33 "Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.34 "Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder).

2.35 "Period of Restriction” means the period during which Restricted Shares or Restricted Stock Units are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.36 "Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.37 "Restricted Shares” means Shares that are both subject to forfeiture and are nontransferable if the Participant does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.38 "Restricted Stock Unit" shall mean a right to receive Shares awarded under Article 8.

2.39 "Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.40 "SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.41 "Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.42 "Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.43 "Share” means a share of Common Stock, and such other securities of the Company as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.44 "Subsidiary” means an entity in an unbroken chain beginning with the Company if each of the entities other than the last entity in the unbroken chain owns 50% or more of the total combined voting power of all classes of equity in one of the other entities in such chain.

2.45 "Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Subsidiary in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Subsidiary, the first day on which such entity ceases to be a Subsidiary of the Company.

Article 3.

Administration

3.1 Committee.

(a) Subject to Article 13 and to Section 3.2, the Plan shall be administered by a Committee (the “Stock Option Committee” or the “Committee”) appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the compensation committee of the Board (the “Compensation Committee”) may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b) The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), to the CEO, or to the COO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Participants other than Participants who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised. As of the Effective Date, the authority of the Committee with respect to Awards to Participants other than Non-Employee Directors and senior vice presidents or higher ranking officers of the Company or any Subsidiary shall be delegated to the CEO and the COO. This delegation shall remain in effect until such time as the Board or the Compensation Committee rescinds or modifies such delegation.

(c) Unless the context requires otherwise, any references herein to “Committee” include references to the Stock Option Committee, to the Board or Compensation Committee to the extent either has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and the Management Committee, the CEO or the COO to the extent they have been delegated authority pursuant to subsection (b), as applicable; provided that for purposes of Awards intended to comply with Rule 16b-3 or meet the Performance-Based Exception, “Committee” shall include only the Stock Option Committee or the Compensation Committee.

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan, the Committee has full and final authority and sole discretion as follows:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number, and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any exercise price, grant price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or a Subsidiary and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, or Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Option Term;

(f) to determine the amount, if any, that a Participant shall pay for Restricted Shares or Restricted Stock Units, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) or Restricted Stock Units shall be forfeited and whether Restricted Shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Participant or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Participant, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Participant shall not be required for any amendment (i) which does not adversely affect the rights of the Participant, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Participant, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Participant;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or a Subsidiary or the financial statements of the Company or a Subsidiary in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, any Participant, any person claiming any rights under the Plan from or through any Participant, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

Article 4.

Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1 Number of Shares Available for Grants. The Plan originally provided for the issuance of a maximum of 1,500,000 shares, which was restated to 500,000 shares to effect a 1-for-3 reverse stock split, effective September 4, 2012, pursuant to Section 4.2. Effective as of April 28, 2014, an additional 1,500,000 shares were authorized for issuance under the Plan. All shares authorized for issuance under the plan are subject to adjustment as provided in Section 4.2, and subject to the limitations of Section 5.6(b).

If any Shares subject to an Award granted hereunder are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. If any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares shall again be available for grant under the Plan.

The Committee shall from time to time determine the appropriate methodology for calculating the number of Shares to which an Award relates pursuant to the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2 Adjustments in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (b) the number and type of Shares (or other securities or property) subject to outstanding Awards, (c) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, (d) the number and kind of Shares of outstanding Restricted Shares or relating to any other outstanding Award in connection with which Shares are subject, and (e) the number of Shares with respect to which Awards may be granted to a Participant, as set forth in Section 4.3; provided in each case, that with respect to Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause the Option (determined as if such Option was an Incentive Stock Option) to violate Section 424(a) of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

4.3 Compliance with Section 162(m) of the Code. To the extent the Committee determines that compliance with the Performance-Based Exception is desirable, the following shall apply:

(a) Section 162(m) Compliance. All Awards granted to persons the Committee believes likely to be Covered Employees shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic stockholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required. In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

(b) Annual Individual Limitations. No Participant may be granted Awards (other than Awards that cannot be satisfied in Shares) with respect to more than 850,000 Shares, subject to adjustment as provided in Section 4.2 and except as otherwise provided in Section 5.6(b). The maximum potential value of Awards to be settled in cash or property (other than Shares) that may be granted with respect to any calendar year to any Participant expected to be a Covered Employee (regardless of when such Award is settled) shall not exceed $5,000,000. (Thus, Awards that accrue over more than one calendar year (or fiscal year) may exceed the one-year grant limit in the prior sentence at the time of payment or settlement.)

4.4 Performance-Based Exception Under Section 162(m). Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following:

(a) Earnings (either in the aggregate or on a per-share basis);

(b) Net income or loss;

(c) Operating income or loss;

(d) Operating profit;

(e) Cash flow (as modified or adjusted for purposes of reporting cash flow in accordance with industry practice);

(f) Stockholder returns (including return on assets, investments, equity, or gross sales) (including in-come applicable to common stockholders or other class of stockholders);

(g) Return measures (including return on assets, equity, or sales);

(h) Earnings before or after either, or any combination of, interest, taxes, depreciation or amortization (EBITDA) (as modified or adjusted for purposes of reporting EBITDA in accordance with industry practice);

(i) Gross revenues;

(j) Share price (including growth measures and total stockholder return or attainment by the Shares of a specified value for a specified period of time);

(k) Reductions in expense levels in each case, where applicable, determined either on a Company-wide basis or in respect of any one or more business units;

(l) Net economic value;

(m) Market share;

(n) Annual net income to Common Stock;

(o) Annual cash flow provided by operations;

(p) Changes in annual revenues;

(q) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(r) Economic value added;

(s) Sales;

(t) Costs;

(u) Results of customer satisfaction surveys;

(v) Aggregate product price and other product price measures;

(w) Safety record;

(x) Service reliability;

(y) Operating and maintenance cost management;

(z) Debt rating; and/or

(aa) Achievement of business or operational goals such as market share and/or business development;

provided that applicable performance measures may be applied on a pre- or post-tax basis; and provided further that the Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code. The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. Performance Measures may differ for Awards to different Participants. The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. Any one or more of the Performance Measures may apply to the Participant, a department, unit, division or function within the Company or any one or more Subsidiaries; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Article 5.

Eligibility and General Conditions of Awards

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 13.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Participant. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as otherwise determined by the Committee pursuant to this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

5.4 Nontransferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974 as amended, or the rules thereunder.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided that the designation of a beneficiary to receive benefits in the event of the Participant’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Awards other than Incentive Stock Options and Deferred Stock may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Participant means any member of the Immediate Family of such Participant, any trust of which all of the primary beneficiaries are such Participant or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Participant or members of his or her Immediate Family; and the term "Immediate Family” of a Participant means the Participant’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Award may be exercised by such transferee in accordance with the terms of such Award. If so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any distribution with respect to any Award upon the death of the Participant. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Participant is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Participant has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Participant to tax penalties imposed under Section 409A of the Code; provided further that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by employees of or consultants to another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Participant the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this subsection (b).

5.7 Compliance with Rule 16b-3.

(a) Six-Month Holding Period Advice. Unless a Participant could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Participant to comply with the following in order to avoid incurring liability under Section 16(b): (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts. The Committee may permit a Participant to defer, or if and to the extent specified in an Award Agreement require the Participant to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Shares or Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock Units or Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code to ensure that the Participant is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Participant as specified in the Award Agreement or pursuant to the Participant’s deferral election.

Article 6.

Stock Options

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Price. The Option Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date. Subject to the adjustment allowed under Section 4.2, neither the Committee nor the Board shall have the authority or discretion to change the Option Price of any outstanding Option.

6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company or a Subsidiary;

(b) shall have an Option Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “10% Owner”), have an Option Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Participant is a 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Participant’s employer or any parent or Subsidiary (“Other Plans”)) are exercisable for the first time by such Participant during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Participant to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”), within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Participant’s lifetime, only by the Participant; provided, however, that the Participant may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Participant’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Participant, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5 Payment. Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) delivery of Common Stock owned by the Participant prior to exercise, valued at their Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Participant prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

(e) subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Participant has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Participant by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Option Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.

Stock Appreciation Rights

7.1 Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. Any SAR related to an Option must be granted at the same time such Option is granted and have the same term. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2 Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3 Grant Price. The grant price of a SAR shall be determined by the Committee in its sole discretion; provided that the grant price shall not be less than the lesser of 100% of the Fair Market Value of a Share on the date of the grant of the SAR, or the Option Price under Option to which the SAR relates.

7.4 Exercise and Payment. Upon the exercise of SARs, the Participant shall be entitled to receive the value thereof. The Fair Market Value of a Share on the date of exercise of SARs shall be determined in the same manner as the Fair Market Value of a Share on the date of grant of an Option is determined. SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine Grant Limitations. The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee's sole discretion, are necessary or desirable in order for Participants to qualify for an exemption from Section 16(b) of the Exchange Act.

Article 8.

Stock Awards

8.1 Grant of Restricted Shares, Restricted Stock Units and Deferred Stock Units.  Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares, Restricted Stock Units and Deferred Stock Units to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement.  Each grant of Restricted Shares, Restricted Stock Units and Deferred Stock Units shall be evidenced by an Award Agreement that shall set forth the number of Restricted Shares, Restricted Stock Units and Deferred Stock Units granted, specify in the case of Restricted Shares and Restricted Stock Units the Period(s) of Restriction, set forth in the case of Deferred Stock Units the deferral period, and set forth such other provisions as the Committee shall determine.  The Committee may impose such conditions and/or restrictions on any Restricted Shares and Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Participant’s Termination of Affiliation due to death, disability, normal or approved early retirement, or involuntary termination by the Company or a Subsidiary without “cause”.

8.3 Consideration for Restricted Shares, Restricted Stock Units and Deferred Stock Units.  The Committee shall determine the amount, if any, that a Participant shall pay for Restricted Shares, Restricted Stock Units and Deferred Stock Units.

8.4 Effect of Forfeiture.  If Restricted Shares or Restricted Stock Units are forfeited, and if the Participant was required to pay for Restricted Shares or Restricted Stock Units or acquired such Restricted Shares upon the exercise of an Option, the Participant shall be deemed to have resold such Restricted Shares or Restricted Stock Units to the Company at a price equal to the lesser of (x) the amount paid by the Participant for such Restricted Shares or Restricted Stock Units, or (y) the Fair Market Value of such Restricted Shares or the Shares underlying such Restricted Stock Units on the date of such forfeiture. The Company shall pay to the Participant the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Participant thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Participant accepts the Company’s tender of payment for such Restricted Shares.

8.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Participant) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

8.6 Stock Award Account. Upon the selection of an Eligible Person to be awarded Restricted Stock Units or Deferred Stock Units, the Committee shall instruct the Secretary of the Company to establish a Stock Award Account on behalf of each such Eligible Person.  The Committee may impose such conditions on the issuance of such Restricted Stock Units or Deferred Stock Units as it deems appropriate.

8.7 Vesting of Restricted Shares and Restricted Stock Units. Awards of Restricted Shares and Restricted Stock Units shall vest pursuant to the Award Agreement.

8.8 Vesting of Deferred Stock Units. A Participant shall be 100% vested in the number of Deferred Stock Units held in his or her Stock Award Account at all times.  The term for which the Deferred Stock Units shall be deferred shall be provided for in the Award Agreement.

8.9 Conversion.  Upon vesting in the case of Restricted Stock Units, and upon the lapse of the deferral period in the case of Deferred Stock Units, such Restricted Stock Units and Deferred Stock Units shall be converted into an equivalent number of Shares that will be distributed to the Participant, or in the case of the Participant's death, to the Participant's legal representative.  Such distribution shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company.  All distributions shall be made no later than March 15th of the calendar year following the year, with respect to the Restricted Stock Units, in which such Restricted Stock Units vest or, with respect to Deferred Stock Units, in which the deferral period lapses.  In the event ownership or issuance of the Shares is not feasible due to applicable exchange controls, securities regulations, tax laws or other provisions of applicable law, as determined by the Company in its sole discretion, the Participant, or, in the case of the Participant's death, the Participant's legal representative, shall receive cash proceeds in an amount equal to the value of the Shares otherwise distributable to the Participant, net of tax withholding as provided in Article 14.

8.10 Nothing in this Plan shall be construed as giving a Participant who receives an Award of Restricted Stock Units or Deferred Stock Units any of the rights of an owner of Shares unless and until Shares are issued and transferred to the Participant in accordance with the terms of the Plan and the Award Agreement.  Notwithstanding the foregoing, in the event that any dividend is paid by the Company with respect to the Shares (whether in the form of cash, Shares or other property), then the Committee shall, in the manner it deems equitable or appropriate, adjust the number of Restricted Stock Units or Deferred Stock Units allocated to each Participant's Stock Award Account to reflect such dividend.

Article 9.

Performance Units and Performance Shares

9.1 Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Participant. With respect to Covered Employees and to the extent the Committee deems it appropriate to comply with Section 162(m) of the Code, all performance goals shall be objective Performance Measures satisfying the requirements for the Performance-Based Exception, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. If a Performance Unit or Performance Share Award is intended to comply with the Performance-Based Exception, the Committee shall certify the level of achievement of the performance goals in writing before the Award is settled.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Participant is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Participant may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with grants of Performance Units or Performance Shares which have been earned, but not yet delivered to the Participant.

Article 10.

Deferred Stock

10.1 Grant of Deferred Stock. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock to any Eligible Person, in such amount and upon such terms as the Committee shall determine; provided that any such grant of Deferred Stock shall either (i) qualify as a short-term deferral within the meaning of final regulations under Section 409A of the Code or (ii) conform in form and substance with applicable regulations promulgated under Section 409A of the Code to ensure that the Participant is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2 Vesting and Delivery. Delivery of Shares will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Participant’s Award Agreement for the Award of Deferred Stock. In addition, an Award of Deferred Stock shall be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at the expiration of the deferral period or at other specified times, separately or in combination, in installments or otherwise, as the Committee shall determine at the time of grant or thereafter. Unless and only to the extent that the Committee shall provide otherwise in the Award Agreement, a Participant awarded Deferred Stock will have no voting rights but will have the rights to receive Dividend Equivalents in respect of Deferred Stock, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock. Except as provided in the Award Agreement, to the extent that the Participant has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited.

Article 11.

Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested.

Article 12.

Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 12 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 13.

Amendment, Modification, and Termination

13.1 Amendment, Modification, and Termination. Subject to Section 13.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

13.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant  to whom such Award was made.

Article 14.

Withholding

14.1 Required Withholding

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option, or upon the lapse of restrictions on Restricted Shares or Restricted Stock Units, or upon lapse of the deferred period in the case of Deferred Stock, or upon the transfer of Deferred Stock, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Participant shall be required to elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld;

(ii) delivering part or all of the amount to be withheld in the form of Common Stock valued at their Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, upon lapse of the deferral period in the case of Deferred Stock Units, or upon the transfer of Deferred Stock, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Participant.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option to be satisfied by withholding Shares upon exercise of such Option pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Participant under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares or delivery of Mature Shares must be paid in cash. If no timely election is made, the Participant must deliver cash to satisfy all tax withholding requirements.

(b) Any Participant who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

14.2 Notification under Code Section 83(b). If the Participant, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Participant’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Participant shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Participant from making the election described above.

Article 15.

Additional Provisions

15.1 Successors. All obligations of the Company under the Plan with respect to Awards granted here-under shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

15.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular and the singular shall include the plural.

15.3 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

15.4 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or deliver benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Company of any applicable law or regulation.

15.5 Change in Control.  In the event of a change in control of the Company, all Awards shall be fully vested and exercisable as of the effective date of the change in control, unless otherwise provided in the Award Agreement when the Award is made. A change in control means the occurrence of any of the following:

(a) any person or “group” (within the meaning of Section 13(d)(3) of the 1934 Act), acquiring “beneficial ownership” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than fifty percent of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

(b) the sale of all or substantially all of the Company’s assets in one or more related transactions within a 12-month period to a person other than such a sale to a subsidiary of the Company which does not involve a change in the equity holdings of the Company directly or indirectly controls; or

(c) any merger, consolidation, reorganization or similar event of the Company or any Subsidiary, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty percent of the aggregate voting power of the capital stock of the surviving entity.

15.6 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1993, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

15.7 No Rights as a Stockholder. No Participant shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Participant or in escrow by the Secretary of the Company, shall confer on the Participant all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

15.8 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Participant and shall not be taken into account in computing the amount of salary or compensation of the Participant for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Participant, except as such agreement shall otherwise expressly provide.

15.9 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees, consultants, or Non-Employee Directors as it may deem desirable.

15.10 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

15.11 Share Certificates. All certificates for Shares delivered under the terms of the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under federal or state securities laws, rules and regulations thereunder, and the rules of any national securities laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions or limitations that may be applicable to Shares. In addition, during any period in which Awards or Shares are subject to restrictions or limitations under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require any Participant to enter into an agreement providing that certificates representing Shares deliverable or delivered pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

15.12 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

15.13 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s employment or consulting contract at any time, nor confer upon any Participant the right to continue in the employ of or as an officer of or as a consultant to the Company or any Subsidiary.

15.14 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

15.15 Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

15.16 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

15.17 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

15.18 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Participant’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

15.19 No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any director the right to continue to serve as a director of the Company.

APPENDIX B

American CareSource Holdings, Inc.
Provisions of Subsection (f)(6) of July 2014 Warrants

(f)(6) The following paragraphs shall terminate immediately after the closing (and after adjustment of the Exercise Price, if required by this section) of an offering of shares of Common Stock which offering is registered pursuant to the Act with gross proceeds to the Company of $10 million or more.

(a)           In case the Company shall issue shares of its Common Stock, excluding shares issued (i) in any of the transactions described in Subsection (1) above, (ii) in connection with equity grants (including grants of restricted shares of Common Stock) to the Company’s employees under, or upon exercise of options granted to the Company’s employees under, a plan or plans adopted by the Company’s Board of Directors and approved by its shareholders, if such shares would otherwise be included in this Subsection (6), (iii) upon exercise of any warrant outstanding on the date hereof, (iv) upon conversion of any securities convertible into or exchangeable for its Common Stock, excluding securities issued in transactions described in Subsections (2) and (3) above, outstanding as of the date hereof, (v) to shareholders of any corporation which merges into the Company, in proportion to their stock holdings of such corporation immediately prior to such merger, upon the consummation of such merger, or (vi) in a bona fide public offering pursuant to a firm commitment underwriting, but only if no adjustment is required pursuant to any other specific subsection of this Section (f) (without regard to Subsection (7) below) with respect to the transaction giving rise to such right, for a consideration per share (the “Offering Price”) less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal such Offering Price.  Such adjustment shall be made successively whenever such an issuance is made.

(b)           In case the Company shall issue any securities convertible into or exchangeable for its Common Stock, excluding securities issued in transactions described in Subsections (2) and (3) above, for a consideration per share of Common Stock (the “Conversion Price) initially deliverable upon conversion or exchange of such securities, determined as provided in subsection (6)(c) below, less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal such Conversion Price; and to the extent that shares of Common Stock are not delivered after the expiration of such securities, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such securities been made upon the basis of delivery of only the number of shares of Common Stock actually delivered, if any.  Such adjustment shall be made successively whenever such an issuance is made.

(c)           For purposes of any computation respecting consideration received pursuant to Subsections (6)(a) and (b) above, the following apply:

(A)           in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

(B)           in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

(C)           in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof, the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (6).

(d)           Notwithstanding anything in this Warrant to the contrary, no adjustment in the Exercise Price shall be made pursuant to Subsection (6) unless and until the provisions of Subsection (6) are duly approved by the stockholders of the Company.

B-1

APPENDIX C

American CareSource Holdings, Inc.
Provisions of Subsection (f)(6) of December 2014 Warrants

(f)(6)           The following paragraphs shall terminate immediately after the closing (and after adjustment of the Exercise Price, if required by this section) of an offering of shares of Common Stock which offering is registered pursuant to the Act with gross proceeds to the Company of $10 million or more.

(a)           In case the Company shall issue shares of its Common Stock, excluding shares issued (i) in any of the transactions described in Subsection (1) above, (ii) in connection with equity grants (including grants of restricted shares of Common Stock) to the Company’s employees under, or upon exercise of options granted to the Company’s employees, officers or directors under, a plan or plans adopted by the Company’s Board of Directors and approved by its stockholders, if such shares would otherwise be included in this Subsection (6), (iii) upon exercise of any warrant outstanding on the date hereof, (iv) upon conversion of any securities convertible into or exchangeable for its Common Stock, excluding securities issued in transactions described in Subsections (2) and (3) above, outstanding as of the date hereof, or (v) to stockholders of any corporation which merges into the Company, in proportion to their stock holdings of such corporation immediately prior to such merger, upon the consummation of such merger; but only if no adjustment is required pursuant to any other specific subsection of this Section (f) (without regard to Subsection (7) below) with respect to the transaction giving rise to such right, for a consideration per share (the “Offering Price”) less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal such Offering Price. Such adjustment shall be made successively whenever such an issuance is made.

(b)           In case the Company shall issue any securities convertible into or exchangeable for its Common Stock, excluding securities issued (i) in transactions described in Subsections (2) and (3) above, and (ii) in connection with equity grants (including grants of restricted stock units) to the Company’s employees, officers or directors under a plan or plans adopted by the Company’s Board of Directors and approved by its stockholders; for a consideration per share of Common Stock (the “Conversion Price”) initially deliverable upon conversion or exchange of such securities, determined as provided in subsection (6)(c) below, less than the Exercise Price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal such Conversion Price; and to the extent that shares of Common Stock are not delivered after the expiration of such securities, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such securities been made upon the basis of delivery of only the number of shares of Common Stock actually delivered, if any. Such adjustment shall be made successively whenever such an issuance is made.

(c)           For purposes of any computation respecting consideration received pursuant to Subsections (6)(a) and (b) above, the following apply:

(A)           in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

(B)           in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

(C)           in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefore shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof, the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (6).

(d)           Notwithstanding anything in this Warrant to the contrary, no adjustment in the Exercise Price shall be made pursuant to Subsection (6) unless and until the provisions of Subsection (6) are duly approved by the stockholders of the Company.

C-1

AMERICAN CARESOURCE HOLDINGS, INC.
1170 Peachtree Street NE
Suite 2350
Atlanta, GA 30309

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote "FOR" the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Edward B. Berger 02 Geoffrey E. Harris 03 Matthew P. Kinley 04 Mark C. Oman 05 John Pappajohn
06 Richard W. Turner

The Board of Directors recommends you vote "FOR" Items 2, 3, 4 and 5.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000237850_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

American CareSource Holdings, Inc.
ANNUAL MEETING OF STOCKHOLDERS
Wednesday, May 6, 2015, 10:00 a.m., Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Richard W. Turner and Adam S. Winger, and each of them, attorneys and agents, with full power of substitution, to represent and vote as proxy all shares of common stock of American CareSource Holdings, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 1170 Peachtree Street, Suite 2350, Atlanta, Georgia 30309, on Wednesday, May 6, 2015, at 10:00 a.m., Eastern Time, and at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" all the nominees listed in Item 1 and "FOR" Items 2, 3, 4 and 5. If any other matters properly come before the meeting, this proxy will be voted as determined by the proxies in their discretion.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000237850_2 R1.0.0.51160